                                                                  EXHIBIT 10.174



               LEPTIN RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT



                                 by and between



                             SMITHKLINE BEECHAM PLC

                                       and

                       LIGAND PHARMACEUTICALS INCORPORATED


                                      DATED

                                 MARCH 17, 1998

***Certain confidential portions of this Exhibit were omitted by means of blackout of the text (the "Mark"). This Exhibit has been filed separately with the Secretary of the Commission without the Mark pursuant to the Company's Application Requesting Confidential Treatment under Rule 24b-2 under the Exchange Act.

               LEPTIN RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT
           SMITHKLINE BEECHAM PLC-LIGAND PHARMACEUTICALS INCORPORATED

                               TABLE OF CONTENTS

ARTICLE 1     DEFINITIONS............................................................1

ARTICLE 2     REPRESENTATIONS AND WARRANTIES.........................................8

ARTICLE 3     RESEARCH PROGRAM......................................................10

ARTICLE 4     MANAGEMENT OF THE RESEARCH PROGRAM....................................16

ARTICLE 5     DEVELOPMENT PROGRAM...................................................18

ARTICLE 6     LICENSES..............................................................19

ARTICLE 7     ROYALTIES AND OTHER PAYMENTS..........................................22

ARTICLE 8     ROYALTY REPORTS AND ACCOUNTING........................................26

ARTICLE 9     METHOD OF PAYMENTS....................................................28

ARTICLE 10    INFRINGEMENT ACTIONS BY THIRD PARTIES.................................29

ARTICLE 11    CONFIDENTIALITY.......................................................29

ARTICLE 12    PUBLICATION...........................................................31

ARTICLE 13    PATENTS...............................................................32

ARTICLE 14    TERM AND TERMINATION..................................................36

ARTICLE 15    INDEMNITY.............................................................42

ARTICLE 16    FORCE MAJEURE.........................................................43

ARTICLE 17    ASSIGNMENT............................................................44

ARTICLE 18    NOTIFICATION OF PATENT TERM RESTORATION...............................44

ARTICLE 19    SEVERABILITY..........................................................45

ARTICLE 20    MISCELLANEOUS.........................................................45

SIGNATURES    ......................................................................47

APPENDIX A - RESEARCH WORKPLAN......................................................48

APPENDIX B - LIGAND SOLE PATENT RIGHTS..............................................55

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               LEPTIN RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

        THIS LEPTIN RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT, (hereinafter "Agreement") is by and between SMITHKLINE BEECHAM plc, a corporation of England, having its registered office at New Horizons Court, Brentford, Middlesex, TW8 9EP, England and LIGAND PHARMACEUTICALS INCORPORATED , a Delaware corporation, having its principal place of business at 9393 Towne Centre Drive, San Diego, California, U.S.A.


                                 R E C I T A L S

        WHEREAS, LIGAND has developed expertise and acquired proprietary rights relating to the discovery and development of certain pharmaceutical products;

        WHEREAS, SB has developed expertise and acquired proprietary rights relating to the discovery, development, marketing and sales of certain pharmaceutical products;

        WHEREAS, SB and LIGAND desire to engage in a joint research and development effort directed to the discovery and/or design of compositions of matter which act as MODULATORS (as hereinafter defined) of certain STATS (as hereinafter defined) controlled by LEPTIN in the hope of developing one or more pharmaceutical products from such compounds;

        WHEREAS, LIGAND is the owner of all right, title and interest in certain PATENT RIGHTS (as hereinafter defined) and KNOW-HOW (as hereinafter defined); and

        WHEREAS, SB desires to obtain certain worldwide licenses from LIGAND under the aforesaid PATENT RIGHTS and KNOW-HOW, and LIGAND is willing to grant to SB such licenses;
        NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, SB and LIGAND agree as follows:

                                    ARTICLE 1

                                   DEFINITIONS

        For the purposes of this Agreement, the terms defined in this Article 1 shall have the respective meanings set forth below:

        1.1 "AFFILIATE" shall mean, with respect to a party to this Agreement, any other entity, whether de jure or de facto, which directly or indirectly controls, is controlled by, or is under common control with, such party. A business entity or party shall be regarded as in control of another business entity if it owns, or directly or indirectly controls, at least *** (or such lesser percentage which is the maximum allowed to be owned by

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a foreign entity in a particular jurisdiction) of the voting stock or other ownership interest of the other entity, or if it directly or indirectly possesses the power to direct or cause the direction of the management and policies of the other entity by any lawful means whatsoever.

        1.2 "ANNUAL RESEARCH FEE" shall mean the fee paid to LIGAND for
scientists for a CONTRACT YEAR, as determined by the LRC.  There shall be   ***
           in the                            ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***.

        1.3 "COMPETING PRODUCT" shall mean, with respect to each specified RESEARCH COMPOUND or PRODUCT, any other RESEARCH COMPOUND or PRODUCT which exhibits similar therapeutic or prophylactic activity and which may be sold for the same indications as such specified RESEARCH COMPOUND or PRODUCT.

        1.4 "COMMENCEMENT DATE" shall mean commencement of the RESEARCH PROGRAM under this Agreement, which shall be two (2) weeks after the EFFECTIVE DATE.

        1.5 "CONTRACT YEAR" shall mean the twelve (12) month period from the COMMENCEMENT DATE and each subsequent twelve (12) month period during the RESEARCH PROGRAM TERM.

        1.6 "DESIGNATED PATHWAY" shall mean the LEPTIN RECEPTOR and the JAK and/or STATS mediated signaling process or processes mediated by the LEPTIN RECEPTOR.
                                             ***
                                             ***
                                             ***
                                             ***.

        1.7 "EFFECTIVE DATE" shall mean the date as of which this Agreement is effective and shall be the date all required filings under the Hart-Scott-Rodino Antitrust Improvements Act, as amended (the "HSR Act") with respect to the contemporaneous sale of shares of the Company's Common Stock (as defined in the Stock and Warrant Purchase Agreement of even date herewith) to SB shall have been made and any required waiting period

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under the HSR Act shall have expired or been earlier terminated, and no action or proceeding in the United States of America by law or in equity shall be pending or threatened by any person, firm, corporation, government, governmental authority, regulatory body or agency to enjoin, restrict or prohibit the transactions contemplated under this Agreement or under the Stock and Warrant Purchase Agreement.

        1.8 "EXPLORATORY DEVELOPMENT" shall mean development and testing, beyond the RESEARCH PROGRAM, designed to document the pharmaceutical profile of a RESEARCH COMPOUND to demonstrate whether such RESEARCH COMPOUND may be reasonably expected to be useful in the FIELD.

        1.9 "FDA" shall mean the United States Food and Drug Administration or any successor entity thereto.

        1.10 "FIELD" shall mean any and all uses including the research, discovery, development and commercialization of PRODUCTS which are MODULATORS of the DESIGNATED PATHWAY.

        1.11 "FIRST COMMERCIAL SALE" shall mean, with respect to a PRODUCT, the first sale to a THIRD PARTY of such PRODUCT in a country after any required marketing and pricing approvals have been granted by all appropriate governmental authorities of such country, such first sale being an actual sale or a deemed sale contributing to NET SALES as defined in Section 1.24 and reportable under Section 8.1.

        1.12 "FULL DEVELOPMENT" shall mean development and testing of a RESEARCH COMPOUND, or a PRODUCT incorporating such RESEARCH COMPOUND, beyond EXPLORATORY DEVELOPMENT, designed to obtain approval by the appropriate regulatory authorities to market such PRODUCT.

        1.13 "HTS" shall mean High Throughput Screen, which is a cell culture-based screening assay useful for the discovery and characterization of MODULATORS and which is: (a) is capable of routinely testing or characterizing *** potential MODULATORS per week; (b) is able to detect *** ; (c) is sufficiently reproducible and selective and (d) has an appropriate signal to noise ratio to be useful as an HTS as demonstrated by profiling *** , as *** . Notwithstanding the foregoing, the LRC may decide that
                                                ***
                                                ***.

        1.14 "IND" shall mean an Investigational New Drug Application for PRODUCT in the FIELD filed by or on the behalf of SB with the FDA, or the equivalent application(s) filed with the appropriate regulatory authorities in a MAJOR MARKET COUNTRY or under regulations governing a concertation proceeding which includes a MAJOR MARKET


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COUNTRY.

        1.15 "KNOW-HOW" shall mean all present and future technical information and know-how which is not in the public domain and which relates to HTSs and other technology not in the public domain which is related to the discovery and development of RESEARCH COMPOUNDS, including but not limited to assays for PRIMARY and SECONDARY SCREENING, and the making and using of PRODUCTS.

        1.16 "LEPTIN" shall mean any cytokine-like hormone expressed primarily in white adipose tissue and encoded by the OB gene or any naturally occurring or non-naturally occurring modified version thereof.

        1.17 "LEPTIN RECEPTOR" shall mean a cell surface protein or protein complex capable of specifically binding to leptin. At least one member of this complex is encoded by the OB receptor gene.

        1.18 "LEPTIN RESEARCH COMMITTEE" or "LRC" shall mean the research management committee composed of representatives of LIGAND and SB described in
Section 4.1 hereof.

        1.19 "LIGAND" shall mean LIGAND Pharmaceuticals Incorporated, a Delaware corporation, having its principal place of business at 9393 Towne Centre Drive, San Diego, California, U.S.A.

        1.20 "MAJOR MARKET COUNTRY" shall mean any of Canada, France, Germany, Italy, Japan, Spain and the United Kingdom.

        1.21 "MILESTONE I" shall mean the              ***
                                             ***
                                             ***
                                             ***.

        1.22 "MODULATOR" shall mean a composition of matter other than a LEPTIN, which modulates the DESIGNATED PATHWAY, including, but not limited to, LEPTIN mimetics, potentiators, agonists and antagonists, ***
                                             ***
                                             ***
                                             ***.

        1.23 "NDA" shall mean a New Drug Application or Product License Application filed by or on behalf of SB with the FDA, or equivalent application(s) filed with the appropriate regulatory and pricing authorities in a MAJOR MARKET COUNTRY, or under regulations governing a concertation proceeding which includes a MAJOR MARKET COUNTRY, requesting approval for commercialization of a PRODUCT for an indication in the FIELD.


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        1.24 "NET SALES" shall mean with respect to a PRODUCT containing a
RESEARCH COMPOUND as a pharmaceutically active ingredient, which PRODUCT is sold for its activity as a MODULATOR of the DESIGNATED PATHWAY, the gross invoiced sales of such PRODUCT by SB, its AFFILIATES or sublicensees ("the Selling Party") to THIRD PARTIES:















                                       ***








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                                       ***












        1.25 "PATENT RIGHTS" shall mean (a) all issued patents and patent applications heretofore or hereafter filed in any country within the TERRITORY which are or become owned in whole or in part by or licensed to LIGAND or SB or jointly by SB and LIGAND, or to which LIGAND or SB otherwise acquires rights, having claims which read upon a PRODUCT or a RESEARCH COMPOUND or the process of manufacture or use of a PRODUCT or a RESEARCH COMPOUND or upon a method or reagent useful in a method to discover or develop a PRODUCT or RESEARCH COMPOUND, together with any and all patents that have issued or in the future issue therefrom and (b) all divisionals, continuations, continuations-in-part, reexaminations, reissues, renewals, extensions or additions to any such patents and patent applications and patents issuing thereon as well as SPCs; all to the extent and only to the extent that (i) LIGAND or SB now has or hereafter will have the right to grant licenses or other rights thereunder and (ii) the granting of such licenses or rights thereunder is necessary for either party to practice the rights and discharge the obligations it has by reason of this Agreement. PATENT RIGHTS also include patents and patent applications concerning "Transferred Technology" as that term is used in Sections 3.1.2, 13.4 and 14.2.6 and, to that extent, only for the purposes of Section 3.1.2, 13.4 and 14.2.6. "LIGAND SOLE PATENT RIGHTS" shall mean PATENT RIGHTS owned or controlled solely by LIGAND. The LIGAND SOLE PATENT RIGHTS that are the subject of grants to SB hereunder are listed


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


in Appendix B, the status of which shall be periodically updated.

        1.26 "PHASE II" shall mean studies (as defined in 21 C.F.R. 312.21(b)) in human subjects designed to demonstrate the effectiveness of a drug candidate.

        1.27 "PHASE III" shall mean studies (as defined in 21 C.F.R. 312.21(c)) in human subjects which are adequately well controlled (as those terms are defined in 21 C.F.R. 314.126) intended to gather additional information about the effectiveness and safety of a drug candidate.

        1.28 "PRIMARY SCREENING" shall mean conducting any cell based or other assay, screen or other test on a compound under the RESEARCH PROGRAM to determine initially, to the extent the assay is able to do so, whether such compound functions as a MODULATOR of activity mediated through the DESIGNATED PATHWAY.

        1.29 "PRODUCT" shall mean a RESEARCH COMPOUND that has been subjected to full development and has been approved for marketing by the appropriate government regulatory agencies.

        1.30 "QUALIFIED SCIENTIST" shall mean a scientist having a Doctor of Philosophy or equivalent degree in a scientific specialty appropriate to work carried out by LIGAND under the RESEARCH PROGRAM or a scientist having a Master's or Bachelor's degree in such a scientific specialty and at least three
(3) years of full-time experience in that scientific specialty. Eligible scientific specialties include, but are not limited to, biochemistry, molecular biology, cell biology, and pharmacology.

        1.31 "RESEARCH COMPOUND" shall mean a composition of matter which is (i) determined (by SB or LIGAND) to function as a MODULATOR of the DESIGNATED PATHWAY either during the term of the RESEARCH PROGRAM, or, except in the case of termination by SB under Sections 14.4 or 14.5 below, by SB, within *** after expiration or termination of the RESEARCH PROGRAM if the RESEARCH PROGRAM is less than or equal to *** long or within *** if the RESEARCH PROGRAM is longer than *** , and (ii) which is developed and marketed for an indication directly related to its activity as a MODULATOR of the DESIGNATED PATHWAY. Notwithstanding the above, the term RESEARCH COMPOUND shall not embrace ***
                                  ***.

        1.32 "RESEARCH PROGRAM" shall mean a program of research in the FIELD in which LIGAND and SB will participate under this Agreement and which is described generally in the research work plan set forth in Appendix A hereto, as revised from time to time as provided in the Agreement.

        1.33 "RESEARCH PROGRAM TERM" shall mean, subject to Sections 14.4 and
14.5 below, the period of the RESEARCH PROGRAM measured from the


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COMMENCEMENT DATE and any extensions thereof resulting from the exercise of SB's option under Section 3.3 or by mutual agreement of the parties.

        1.34 "SB" shall mean SmithKline Beecham plc, a corporation of England, having its registered office at New Horizons Court, Brentford, Middlesex, TW8 9EP, England.

        1.35 "SECONDARY SCREENING" shall mean conducting any cell based or other assay, screen or other test on a RESEARCH COMPOUND using in vitro cell systems or reagents after the PRIMARY SCREENING of such RESEARCH COMPOUND for the purpose of confirming the results of the PRIMARY SCREENING or to test the RESEARCH COMPOUND for cross-reactivity with other than the DESIGNATED PATHWAYS or for determining other relevant properties of the RESEARCH COMPOUND.

        1.36 "SPC" shall mean shall mean a right based upon a patent to exclude others from making, using and selling a PRODUCT, such as a Supplementary Patent Certificate.

        1.37 "STATs TECHNOLOGY" shall mean that technology currently possessed by or developed during the term of the Agreement by LIGAND, whether or not forming a part of LIGAND's PATENT RIGHTS, that permits or facilitates the discovery and development of MODULATORS of gene transcription controlled by receptor-mediated activation of latent cytoplasmic elements known as STATs (Signal Transducers and Activators of Transcription), including technology relating to the role played in the initiation or maintenance of such gene transcription by a family of kinases referred to as JAKs (Janus Kinase).

        1.38 "TERRITORY" shall mean all the countries and territories of the world.

        1.39 "THIRD PARTY" shall mean a party other than a party to this Agreement.

        1.40 "U.S.A." shall mean the United States of America and all of its territories and possessions.

                                    ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

        Each party hereby represents and warrants to the other party as follows:

        2.1 Corporate Existence and Power. Such party (a) is a corporation duly organized, validly existing and in good standing under the laws of the state or country in which it is incorporated, (b) has the corporate power and authority and the legal right to own and operate its property and assets, to lease the property and assets it operates under lease, and to carry on its business as it is now being conducted, and (c) is in compliance with all requirements of applicable law, except to the extent that any noncompliance would not have a material adverse effect on the properties, business, financial or other condition of such party and would not materially adversely affect such party's ability to perform its obligations under this Agreement.

        2.2 Authorization and Enforcement of Obligations. (a) Such party has the corporate power and authority and the legal right to enter into this Agreement and to perform its obligations hereunder; (b) such party has taken all necessary corporate action on its part to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; (c) the execution and performance by such party of its obligations under this Agreement will not constitute a breach of, or conflict with, any other agreement or arrangement, whether written or oral, by which it is bound; and (d) this Agreement has been duly executed and delivered on behalf of such party, and constitutes a legal, valid, binding obligation, enforceable against such party in accordance with its terms.

        2.3 Consents. All necessary consents, approvals and authorizations of all governmental authorities and other THIRD PARTIES required to be obtained by such party in connection with the execution, delivery and performance of this Agreement have been and shall be obtained.

        2.4 Intellectual Property. Such party (a) owns or is the licensee in good standing of all PATENT RIGHTS and KNOW-HOW to be used by it in connection with the RESEARCH PROGRAM, except to the extent that such use is to be based upon intellectual property furnished by the other party; (b) has received no notice of infringement or misappropriation of any alleged rights asserted by any THIRD PARTY in relation to any technology to be used by it in connection with the RESEARCH PROGRAM; and (c) is not in default with respect to any license agreement related to the RESEARCH PROGRAM. Each party shall immediately notify the other party in writing in the event such party hereafter receives a notice of the type referred to in (b) above, or becomes in default under any license agreement referred to in (c) above. Each party further represents and warrants that it will not encumber, with liens, mortgages, security interests or otherwise, any PATENT RIGHTS, KNOW-HOW or other intellectual property to be used in connection with the RESEARCH PROGRAM. Each party further warrants and represents that it will not knowingly engage in any activity in furtherance of the RESEARCH PROGRAM which it reasonably believes or has reason to believe will constitute an infringement of any known THIRD PARTY patent rights, including the knowing unlicensed or otherwise unauthorized use of any assay or any component thereof which is claimed in a patent of a THIRD PARTY in the country of use.

        2.5 DISCLAIMER OF WARRANTIES. NOTHING IN THIS AGREEMENT SHALL BE CONSTRUED AS A REPRESENTATION MADE, OR WARRANTY GIVEN, BY LIGAND OR SB (A) THAT ANY PATENT WILL ISSUE BASED UPON ANY PENDING PATENT APPLICATION WITHIN THE PATENT RIGHTS, (B) THAT ANY PATENT WITHIN THE PATENT RIGHTS WHICH ISSUES WILL BE VALID, OR (C) THAT, EXCEPT FOR THE PROVISIONS OF SECTION 2.4 HEREIN WHICH SHALL NOT BE AFFECTED BY THIS SECTION 2.5, THE USE OF ANY LICENSE GRANTED HEREUNDER OR THE USE OF ANY PATENT RIGHTS WILL NOT INFRINGE THE

PATENT OR PROPRIETARY RIGHTS OF ANY OTHER PERSON. FURTHERMORE, NEITHER LIGAND NOR SB MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO THE PATENT RIGHTS EXCEPT AS PROVIDED IN SECTION 2.4.

        2.6 Each of LIGAND and SB acknowledges that, in entering into this Agreement, the other has relied or will rely upon information supplied by it, information to be supplied by it, and information which it has caused or will cause to be supplied to the other by it's agents, representatives and/or licensees, and each warrants and represents that all such information is and will be timely and accurate in all material respects. Each further warrants and represents that it has not, up through and including the date of this Agreement, omitted to furnish the other with any information concerning the transactions contemplated by this Agreement which would be material to the other's decision to enter into this Agreement and to undertake the commitments and obligations set forth herein.

        2.7 Use of Research Funding. LIGAND warrants and represents that it will apply the research funding, if any, it receives from SB under the Agreement solely toward achieving the objectives of the RESEARCH PROGRAM.

                                    ARTICLE 3

                                RESEARCH PROGRAM

        3.1  Research Procedures.

               3.1.1 Conduct of Research. LIGAND and SB each shall conduct the work assigned to it in the RESEARCH PROGRAM, and in compliance in all material respects with all requirements of applicable laws and regulations and with all applicable good laboratory practices and good manufacturing practices, and shall provide the following resources:

               (a) in the case of LIGAND, allocation of at least *** scientists per CONTRACT YEAR (measured on a full-time equivalent basis) in the *** CONTRACT YEARS, at least *** scientists in the *** CONTRACT YEAR *** , and, thereafter, in the *** CONTRACT YEARS *** (measured on a full time equivalent basis) *** , the scientists to be primarily in the fields of molecular biology and biochemistry and secondarily in the fields of medicinal chemistry and pharmacology, using personnel with sufficient skills and experience, together with sufficient equipment and facilities, to carry out LIGAND's obligations under the RESEARCH PROGRAM provided, however, that at least *** of the LIGAND full-time equivalents shall be made up of *** in the RESEARCH PROGRAM and at least *** of the LIGAND full-time equivalents shall be *** ; and

               (b) in the case of SB, allocation of a reasonable amount of time and effort, using personnel with sufficient skills and experience, together with sufficient equipment and


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facilities, to carry out SB's obligations under the RESEARCH PROGRAM .

        3.1.2 Development of ***. It shall be LIGAND's responsibility under the RESEARCH PROGRAM to develop, employ and transfer to ***. LIGAND shall transfer to SB no later than *** after the conclusion of the RESEARCH PROGRAM *** , all technology (including all updates thereof) *** (collectively referred to hereinafter in this Agreement as "Transferred Technology"). The LRC shall promptly consider a submission by LIGAND relevant to successful completion of *** and give written notice to LIGAND of its acceptance or rejection of *** which acceptance will not be unreasonably withheld. Each of the parties shall have responsibility for the development of additional assays for SECONDARY SCREENING as set forth in Appendix A, which allocation of responsibility may be amended by the LRC.

        3.1.3 Screening Responsibility. Initially, LIGAND shall be responsible for conducting PRIMARY SCREENING and SECONDARY SCREENING of candidate RESEARCH COMPOUNDS as set forth in the RESEARCH PROGRAM and as designated by the LRC and shall regularly inform the LRC of the progress and results thereof. *** , SB will assume some responsibility for such screening according to Appendix A hereof.

        3.1.4 Screening of *** . *** compounds
                                              ***
                                              ***
                                              ***
                                              ***
                                              ***
                                              ***
                                              ***
              *** may be tested, at SB's sole discretion, for activity as a MODULATOR of the DESIGNATED PATHWAY (i) by LIGAND during the RESEARCH PROGRAM TERM at SB's prior written request or (ii) by SB, utilizing HTS or any other assay provided by LIGAND during the RESEARCH PROGRAM. LIGAND shall not assert against SB or SB's AFFILIATES, sublicensees or distributors any rights to any and all inventions, discoveries or improvements directly related to *** arising out of such screening (including without limitation, any pharmaceutical use associated with or arising out of such screening). Further, LIGAND shall not transfer any of its rights to such inventions, discoveries or improvements unless such transferee (including, without limitation, sublicensees and assignees) agrees, in writing, that it shall not assert any rights to such inventions, discoveries or improvements (including without limitation, any pharmaceutical use associated


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with or arising out of such screening) against SB or SB's AFFILIATES, sublicensees or distributors.

        In any event, LIGAND shall not be required to perform any assay that
involves screening of             ***
                                  ***.

               Further, LIGAND shall not perform any research or use the *** materials provided by SB for any purpose other than screening requested in writing by SB.

               3.1.5 Subcontracts. Neither LIGAND nor SB shall subcontract to THIRD PARTIES portions of the RESEARCH PROGRAM without the prior consent of the LRC, which consent shall not be unreasonably withheld; provided, however, that a party shall have the right to contract for custom synthesis and other routinely used outside services in accordance with its standard procurement practices. Any subcontractor shall enter into a confidentiality agreement with the contracting party, and shall be in compliance in all material respects with all requirements of applicable laws and regulations, together with all applicable good laboratory practices and good manufacturing practices. The contracting party shall supervise and be responsible under this Agreement for such subcontract work.

        3.2  Funding of the RESEARCH PROGRAM.

        3.2.1 SB shall have ***. SB shall provide funding to LIGAND in the form of an ANNUAL RESEARCH FEE *** , if any, as provided in Section 1.2, subject to Sections 3.2.2 and 3.2.3.

        3.2.2 In the event that SB determines, at its sole discretion in accordance with Section 3.3, to extend the term of the RESEARCH PROGRAM beyond the end of the *** CONTRACT YEAR then, in consideration for LIGAND's performance of its obligations under the RESEARCH PROGRAM during such extension period, SB will pay to LIGAND the ANNUAL RESEARCH FEES for the *** CONTRACT YEARS as determined by the LRC; provided, however, that the amount of such fee determination must receive the prior written approval of appropriate SB senior research management before SB shall have any obligation to make any such payments to LIGAND.

        3.2.3 The ANNUAL RESEARCH FEES, *** , determined by the LRC shall be paid in advance in *** installments equal to *** of the ANNUAL RESEARCH FEE for any CONTRACT YEAR which follows the end of the *** CONTRACT YEAR, the first payment, if any, being due on the day following the *** of the COMMENCEMENT DATE, and payable within *** thereof and subsequent payments being due at the beginning of each *** thereafter and payable within *** thereof. Within *** of the end of each *** for which a *** payment is made, LIGAND shall provide to SB an


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


statement specifying and verifying the number of persons assigned to and working in the RESEARCH PROGRAM for that *** . The statement following each even numbered *** shall state whether there has been an overage or underage in the aggregate payments to LIGAND for the even numbered and preceding *** . If the COMMENCEMENT DATE does not coincide with the beginning of a *** , the payment for the *** in which the COMMENCEMENT DATE occurs will be pro-rated for the
***.

        3.2.4 At the end of each even numbered *** , LIGAND shall be entitled to reimbursement of any underage in the payments made to it during the preceding *** ending with that even numbered *** . The reimbursement will be made within *** of the presentation of an invoice showing that underage. If at the end of an even numbered *** there has been an overpayment by SB to LIGAND for that and the preceding *** , then the overpayment shall be credited by SB against the next *** payment due LIGAND after notice of the overage, except in the case of the last statement, in which case the overpayment shall be reimbursed to SB by LIGAND within *** of the presentation of the statement showing that overage.

        3.2.5 LIGAND shall maintain sufficient records to verify the calculation of the ANNUAL RESEARCH FEE under Section 1.2 and LIGAND's allocation of LIGAND scientists to the RESEARCH PROGRAM as required under Section 3.1.1(a). In the event the RESEARCH PROGRAM TERM extends beyond the end of the *** CONTRACT YEAR then, not more than *** during the *** of the RESEARCH PROGRAM TERM and for *** after its expiration, SB shall have the right, during normal business hours upon reasonable notice, to audit such records to verify such allocation and calculation. SB shall treat all financial information subject to review under this Section 3.2.5 as confidential, and shall cause its accounting firm to maintain all such financial information in confidence from a THIRD PARTY. The ANNUAL RESEARCH FEE shall be the maximum amount SB shall be obligated to pay LIGAND for its services as part of the RESEARCH PROGRAM and LIGAND shall be responsible for any additional costs incurred by LIGAND in any CONTRACT YEAR, unless SB has agreed in writing in advance to pay any amount beyond the ANNUAL RESEARCH FEE.

        3.3 Extension of RESEARCH PROGRAM TERM. No later than six (6) months before the expiration of the RESEARCH PROGRAM TERM as determined by Section 14.4, the LRC will submit to SB a written proposal approved by LIGAND to extend the RESEARCH PROGRAM TERM, such proposal specifying the research to be undertaken during the extended term. SB shall have the option, *** , to extend the time of the RESEARCH PROGRAM TERM for up to *** by giving written notice thereof to LIGAND within *** of receiving such proposal. Subject to Section 3.2, the ANNUAL RESEARCH FEE for the additional years shall be determined in accordance with Section 1.2 based upon the previous CONTRACT YEAR's ANNUAL RESEARCH FEE adjusted for the increase in the *** and the number of full time equivalents and QUALIFIED SCIENTISTS assigned to the RESEARCH PROGRAM




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


as determined by the LRC.

        3.4 Exclusivity.

               3.4.1 Except as expressly permitted under this Agreement, SB and LIGAND shall not engage in any activity with any THIRD PARTY in the FIELD during the RESEARCH PROGRAM TERM. Furthermore, except as expressly permitted under this Agreement, ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***.

               3.4.2 Notwithstanding the provisions of Section 3.4.1 above, but subject to SB's license rights under Article 6 below and the parties' confidentiality and reporting obligations set forth in Sections 3.5 and Articles 11 and 12 below, LIGAND shall have the right to use ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                                 ***      . However, no testing
under 3.4.2(d) shall be done                 ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***.

        3.5    Records and Reports.

                3.5.1 Records. LIGAND and SB each shall maintain records, in sufficient




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


detail and in good scientific manner appropriate for patent purposes, which shall be complete and accurate and shall fully and properly reflect all work done and results achieved in the performance of the RESEARCH PROGRAM (including all data in the form required under all applicable laws and regulations). Such records shall include books, records, reports, research notes, charts, graphs, comments, computations, analyses, recordings, photographs, computer programs and documentation thereof, computer information storage means, samples of materials and other graphic or written data generated in connection with the RESEARCH PROGRAM including any data required to be maintained pursuant to all requirements of applicable laws and regulations.

               3.5.2 Inspection of Records. Once each CONTRACT YEAR of the RESEARCH PROGRAM, LIGAND and SB, each at its own cost, shall have the right during normal business hours and upon reasonable notice, to inspect and copy all such records of the other party to the extent reasonably required for the performance of its obligations under this Agreement (with the party owning the records determining what is reasonably required). Each party shall maintain such records and the information of the other party contained therein in confidence in accordance with Section 11.1 below and shall not use such records or information except to the extent otherwise permitted by the Agreement.

               3.5.3 Research Reports. LIGAND and SB each shall keep the other party fully informed as to all discoveries and technical developments made under the RESEARCH PROGRAM and likewise LIGAND shall keep SB informed as to research it undertakes pursuant to parts (b) and (c) of Section 3.4.2 above. LIGAND and SB each shall prepare, and distribute to the other party, a reasonably detailed written summary report at such times, in such form and setting forth such information regarding the RESEARCH PROGRAM as determined from time to time by the LRC. Additionally, LIGAND may be required, at SB's sole option, to make a formal presentation to the appropriate SB management committee at an SB location and at LIGAND's expense. Written notice of such presentation shall be given to LIGAND at least thirty (30) days in advance of the presentation. However, no more than two such presentations per year will be required and every effort will be made to schedule any such presentation(s) at the time of a regularly scheduled LRC meeting at an SB location.

3.6 No Solicitation of Employees. During *** thereafter, neither LIGAND nor SB through any of their respective employees who was involved with activities under the RESEARCH PROGRAM shall, without the prior consent of the other party, solicit the employment of any person who during the course of employment with the other party was involved with activities under the RESEARCH PROGRAM and who when solicited is a current employee of the other party. For purposes of this
Section 3.6, "solicit" shall not be deemed to mean (a) circumstances where an employee of LIGAND or SB, as the case may be, initially contacts the other party with regard to possible employment with such other party, or (b) general solicitations of employment not specifically targeted at employees of the other party.




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


                                    ARTICLE 4

                       MANAGEMENT OF THE RESEARCH PROGRAM

        4.1  LEPTIN RESEARCH COMMITTEE.

               4.1.1 Composition of the LRC. The RESEARCH PROGRAM and all preclinical testing of RESEARCH COMPOUNDS before commencing EXPLORATORY DEVELOPMENT shall be conducted under the direction of the LRC. The LRC shall be composed of three (3) named representatives of SB and three (3) named representatives of LIGAND. The initial members of the LRC shall be as set forth below:

        LIGAND Representatives      SB Representatives
        ----------------------      ------------------

                ***                        ***
                ***                        ***
                ***                        ***

Each party may replace one or more of its representatives on the LRC from time to time in its sole discretion. In addition, if a party's regular member of the LRC cannot attend a meeting of the committee, an alternate for that meeting shall be appointed by such party. In order to insure continuity of action, a party's designated alternate may attend LRC meetings as a non-voting observer, even if all representatives are present.

               4.1.2 Responsibilities of the LRC. The purposes of the LRC shall be to supervise and coordinate the RESEARCH PROGRAM and all preclinical testing of RESEARCH COMPOUNDS before commencement of EXPLORATORY DEVELOPMENT. As part of its responsibilities, the LRC shall (a) review the research by LIGAND and SB under the RESEARCH PROGRAM and the preclinical testing of RESEARCH COMPOUNDS before commencement of EXPLORATORY DEVELOPMENT, (b) monitor the progress of the RESEARCH PROGRAM and evaluate the work performed and the results obtained in relation to the goals of the RESEARCH PROGRAM, (c) plan future activities under, and make any necessary or desirable modifications to, the RESEARCH PROGRAM, (d) recommend RESEARCH COMPOUNDS for further evaluation by the parties under the RESEARCH PROGRAM and for EXPLORATORY DEVELOPMENT and FULL DEVELOPMENT by SB, (e) approve the LIGAND workplan for each quarter of a CONTRACT YEAR under which LIGAND scientists are deployed in the RESEARCH PROGRAM, (f) facilitate the exchange of information between SB and LIGAND relating to the RESEARCH PROGRAM, and (g) attempt resolution of disputes between the parties concerning the RESEARCH PROGRAM. Notwithstanding the responsibilities of the LRC under (a)-(g) above, the LRC shall have no right to extend the RESEARCH PROGRAM to include activities outside the FIELD. The party hosting each meeting of the LRC promptly shall prepare, and deliver to the other party within thirty (30) days after the date of such meeting, minutes of such meeting setting forth all decisions of the LRC relating to the RESEARCH PROGRAM in form and content reasonably acceptable to the other party.




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



                4.1.3 Meetings of the LRC. The LRC shall meet, at least once each three (3) month period during the term of the RESEARCH PROGRAM, at such times and places as agreed to by LIGAND and SB, *** , or such other locations as the parties shall agree. The first such meeting will be held promptly following the COMMENCEMENT DATE. Meetings of the LRC may be attended by such other non-voting directors, officers, employees, consultants and other agents of LIGAND and SB as the parties from time to time reasonably agree.

               4.1.4 Actions by the LRC. Any approval, determination or other action agreed to by *** SB members and *** LIGAND members of the LRC present at the relevant LRC meeting shall be the approval, determination or other action of the LRC; provided, however, that *** representatives of each party shall be present at such meeting.

        4.2 Disagreements. All disagreements within the LRC shall be submitted for resolution to the *** on behalf of LIGAND, and *** on behalf of SB or their designees.

        4.3 Project Leaders. LIGAND and SB each shall appoint a person (a "Project Leader") to coordinate its part of the RESEARCH PROGRAM. The Project Leaders shall be the primary contacts between the parties with respect to the RESEARCH PROGRAM. As of the COMMENCEMENT DATE the Project Leader for LIGAND shall be *** and the Project Leader for SB shall be the *** . Each party shall notify the other party as soon as practicable upon changing these appointments.

        4.4 Availability of Employees. Each party shall make its employees engaged in the RESEARCH PROGRAM available, upon reasonable notice during normal business hours, at their respective places of employment to consult with the other party on issues arising during the RESEARCH PROGRAM and in connection with any request from any regulatory agency, including regulatory, scientific, technical and clinical testing issues.

        4.5 Visit of Facilities. Representatives of LIGAND and SB may, upon reasonable notice during normal business hours, (a) visit the facilities where the RESEARCH PROGRAM is being conducted, (b) consult informally, during such visits and by telephone, with personnel of the other party performing work on the RESEARCH PROGRAM, and (c) with the other party's prior approval, which approval shall not be unreasonably withheld, visit the sites of any experiments being conducted by such other party in connection with the RESEARCH PROGRAM, EXPLORATORY DEVELOPMENT or FULL DEVELOPMENT, but only to the extent in each case such other experiments relate to RESEARCH COMPOUNDS or PRODUCTS. On such visits, an employee of the party conducting the research or development shall accompany the employee(s) of the visiting party. If requested by the other party, LIGAND and SB shall cause appropriate individuals working on the RESEARCH PROGRAM, EXPLORATORY DEVELOPMENT or FULL DEVELOPMENT to be available




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


for meetings at the location of the facilities where such individuals are employed at times reasonably convenient to the party responding to such request. Any costs and expenses incurred by the requesting party as a result of such visits or consulting shall be paid by the requesting party, including but not limited to, travel, meals and cost of living expenses.

                                    ARTICLE 5

                               DEVELOPMENT PROGRAM

        5.1 EXPLORATORY DEVELOPMENT. LIGAND, SB and/or the LRC from time to time shall make recommendations of RESEARCH COMPOUNDS for EXPLORATORY DEVELOPMENT by SB. SB shall have the right in its sole discretion, but without the obligation, to select RESEARCH COMPOUNDS for EXPLORATORY DEVELOPMENT alone or with others and shall give prompt written notice to LIGAND of each such selection. SB shall conduct such EXPLORATORY DEVELOPMENT of each such selected RESEARCH COMPOUND as SB desires and shall inform LIGAND and the LRC of the progress and results thereof. SB, at its sole expense, shall fund the costs of EXPLORATORY DEVELOPMENT of any such selected RESEARCH COMPOUND. LIGAND may undertake EXPLORATORY DEVELOPMENT at its own expense, but only under the terms and conditions as provided by Article 6 herein.

        5.2 FULL DEVELOPMENT. LIGAND, SB and/or the LRC from time to time shall make recommendations of those RESEARCH COMPOUNDS that have completed EXPLORATORY DEVELOPMENT for FULL DEVELOPMENT by SB. SB shall have the right in its sole discretion, but without the obligation, to select RESEARCH COMPOUNDS for FULL DEVELOPMENT alone or with others and shall give prompt notice to LIGAND of each such selection. SB shall use its commercially reasonable efforts to conduct such preclinical and human clinical trials as SB determines are necessary or desirable to obtain regulatory approvals to manufacture and market such PRODUCTS in the TERRITORY as SB desires and diligently to develop, seek necessary approval to market, commence marketing and market such PRODUCTS for such purpose in the TERRITORY subject to the last sentence of this Section 5.2. SB, at its sole expense, shall fund the costs of FULL DEVELOPMENT of RESEARCH COMPOUNDS and PRODUCTS. Notwithstanding anything else in this Agreement, but subject to LIGAND's rights under Section 6.2, SB shall have the sole discretion to determine which PRODUCTS to develop or market, or to continue to develop or market, those for which regulatory approval to market will be sought, and when and where and how and on what terms and conditions, to market such PRODUCTS in the TERRITORY. LIGAND may undertake FULL DEVELOPMENT at its own expense, but only under the terms and conditions as provided by ARTICLE 6 herein. Throughout this Agreement, the terms "diligent," "diligently," "diligence," "good faith efforts" and "commercially reasonable efforts" with regard to an SB obligation to develop and/or commercialize a PRODUCT means that SB will exercise its reasonable efforts and diligence in accordance with SB's business, legal, medical and scientific judgment and SB's normal practices and procedures for compounds having similar technical and commercial potential.

        5.3 Development Information. SB shall keep LIGAND informed as to the progress of the EXPLORATORY DEVELOPMENT and FULL DEVELOPMENT of all RESEARCH COMPOUNDS and PRODUCTS under this Agreement and the filing and obtaining of the approvals necessary for marketing. Within thirty (30) days after the end of each six (6) month period following the commencement of EXPLORATORY DEVELOPMENT by SB of the first RESEARCH COMPOUND, SB shall provide to LIGAND a reasonably detailed written summary report which shall describe the progress of the EXPLORATORY DEVELOPMENT and/or FULL DEVELOPMENT of RESEARCH COMPOUNDS and PRODUCTS under this Agreement.

        5.4 Excused Performance. To the extent SB undertakes FULL DEVELOPMENT of a RESEARCH COMPOUND, the obligations of SB with respect to such RESEARCH COMPOUND under this ARTICLE 5 are expressly conditioned upon prioritization by SB and the continuing absence of any adverse condition *** relating to the safety or efficacy or commercial feasibility of that RESEARCH COMPOUND, and such obligations shall be delayed or suspended so long as any such condition or event exists. If any such delay or suspension with respect to any such RESEARCH COMPOUND exceeds *** in duration, such RESEARCH COMPOUND shall be subject to LIGAND's rights under Section 6.2 below in the circumstance where SB is not seeking to develop and has not developed any other RESEARCH COMPOUND and where SB's conduct objectively constitutes abandonment of further development or marketing of RESEARCH COMPOUND within the meaning of Section 6.2.3.

                                    ARTICLE 6

LICENSES

        6.1 License Grant to SB. Subject to the provisions hereof, LIGAND hereby grants to SB an exclusive license, which license shall be exclusive even as to LIGAND except to the extent LIGAND retains rights thereto under this Agreement, under LIGAND's PATENT RIGHTS and KNOW-HOW with respect thereto throughout the TERRITORY, including LIGAND's rights in any jointly owned PATENT RIGHTS, to make, have made, import, use, offer for sale and sell PRODUCTS in the FIELD but subject to LIGAND's license granted in Section 6.2. Subject to the provisions of the Agreement, SB may grant sublicenses to PRODUCTS to any THIRD PARTY under the license granted by this Section 6.1. Except as otherwise expressly provided in this Agreement, SB shall have unfettered rights to grant sublicenses to PRODUCTS to AFFILIATES under the license granted by this Section 6.1. Nothing in this Agreement shall be construed as granting LIGAND any rights, title or ownership interest whatsoever to *** . SB shall deliver a copy of each sublicense to PRODUCTS to LIGAND promptly after granting such sublicense, provided that SB shall have the right to redact all technical and commercial terms which SB deems confidential and proprietary from such agreement prior to submitting it to LIGAND. No sublicense shall relieve SB of any obligations under this Agreement. SB will guarantee that the rights of LIGAND under this Agreement are not adversely affected by any sublicense


                                                                         Page 19

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



granted pursuant to this Section 6.1. No rights to use PATENT RIGHTS and KNOW-HOW for research and development purposes survive termination or expiration of the RESEARCH PROGRAM except as expressly provided in this Agreement. Notwithstanding the foregoing, SB's rights to use PATENT RIGHTS and KNOW-HOW after expiration or termination shall include all PATENT RIGHTS and KNOW-HOW that are not exclusively owned by LIGAND.

        6.2 LIGAND Rights.

               6.2.1 *** after the expiration or earlier termination of the RESEARCH PROGRAM, except in the case of termination by SB under Section 14.3 or
14.5 below, LIGAND shall have the right in its sole discretion at its sole expense, for its own benefit or together with a THIRD PARTY, to develop and commercialize in the TERRITORY and in the FIELD (a) those RESEARCH COMPOUNDS which SB abandons or elects not to develop in the FIELD as determined in accordance with Section 6.2.3, and (b) those RESEARCH COMPOUNDS or PRODUCTS for which SB delays or suspends the development or marketing for more than *** as described in Section 5.4 above, as determined in accordance with Section 6.2.3, in each case provided that SB or any of its AFFILIATES or sublicensees is not either diligently developing or commercializing the RESEARCH COMPOUND for any other pharmaceutical purpose or diligently conducting EXPLORATORY DEVELOPMENT or FULL DEVELOPMENT with respect to, or diligently marketing, a COMPETING PRODUCT.

               6.2.2 Additionally, at any time after the date *** after the expiration or earlier termination of the RESEARCH PROGRAM, except in the case of termination by SB under Section 14.3 or 14.5 below, if SB abandons or elects not to develop a PRODUCT in the U.S.A. or any MAJOR MARKET COUNTRY, LIGAND shall have the right in its sole discretion and at its sole expense, for its own benefit or together with a THIRD PARTY, to develop and commercialize such PRODUCT in the FIELD but only in the U.S.A. or those MAJOR MARKET COUNTRIES in which SB abandons or elects not to develop such PRODUCT. LIGAND's right to develop and commercialize shall not come into effect if SB, an AFFILIATE, or a sublicensee is diligently conducting EXPLORATORY DEVELOPMENT or FULL DEVELOPMENT of a COMPETING PRODUCT in the affected country or diligently marketing a COMPETING PRODUCT in such country. For purposes of this Section 6.2.2, by way of example but without limitation, SB shall not be deemed to have abandoned or elected not to develop a PRODUCT in a country if (i) SB has received the necessary regulatory approval to market such PRODUCT in the country in question, and (ii) SB has not commenced or has ceased marketing such PRODUCT in the country in question substantially due to adverse business or financial conditions caused by the regulatory authorities or other government authorities of such country which would cause marketing such PRODUCT in such country by SB to be contrary to the financial best interests of LIGAND and SB (including not commencing marketing in the U.S.A. or in a MAJOR MARKET COUNTRY where regulatory authorities or other government authorities have price approval authority and the price approved or proposed by the regulatory authorities or other government authorities is unacceptable to SB), provided, however, that SB commences or resumes


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


marketing such PRODUCT in such country as soon as reasonably practical after such adverse business or financial conditions cease to exist. SB shall also not be deemed to have abandoned or elected not to develop a PRODUCT in a country (or countries) if SB has commenced EXPLORATORY DEVELOPMENT or FULL DEVELOPMENT with respect to such PRODUCT in the U.S.A. or one or more of the MAJOR MARKET COUNTRIES and has a reasonable intention to commence EXPLORATORY DEVELOPMENT or FULL DEVELOPMENT with respect to such PRODUCT.

                6.2.3 In order to determine whether SB has abandoned or elected not to develop or commercialize a RESEARCH COMPOUND or PRODUCT for purposes of Sections 5.4, 6.2.1 and 6.2.2 above, upon written notice from LIGAND, SB shall inform LIGAND in writing within *** of receipt of LIGAND's notice whether it has abandoned or elected not to commercialize such RESEARCH COMPOUND or PRODUCT and, if so requested, shall provide a reasonable explanation of its efforts to develop or commercialize such RESEARCH COMPOUND or PRODUCT. If SB has abandoned or elected not to develop or commercialize such RESEARCH COMPOUND or PRODUCT, then SB additionally shall inform LIGAND in writing whether it is diligently conducting EXPLORATORY DEVELOPMENT or FULL DEVELOPMENT with respect to, or diligently marketing, a COMPETING PRODUCT, and if so requested, shall provide a reasonable explanation of its efforts with respect to such COMPETING PRODUCT. If the parties disagree on the status of any RESEARCH COMPOUND or PRODUCT for purposes of this Section 6.2, the parties shall confer and in good faith attempt to resolve the disagreement between themselves.

               6.2.4 If LIGAND exercises its rights under this Section 6.2 with respect to any RESEARCH COMPOUND owned by or licensed to SB, subject to rights of THIRD PARTIES, SB (a) shall grant to LIGAND an exclusive license (with the exclusive right to sublicense) in the TERRITORY (or in the case of Section 6.2.2, in the countries permitted under Section 6.2.2) to make, have made, import, use, offer for sale and sell PRODUCTS corresponding to such RESEARCH COMPOUND in the FIELD, (b) shall provide LIGAND with all such information and data regarding the RESEARCH COMPOUND which SB, or its sublicensees reasonably have available in such country, for example access to drug master file, clinical and QA data and the like, and shall execute such instruments as LIGAND reasonably requests, to enable LIGAND to obtain the appropriate regulatory approvals to market such PRODUCTS in such country and for any other lawful purpose related to development and commercialization of such PRODUCTS in such country, and (c) thereafter shall have no further rights under this Agreement with respect to such RESEARCH COMPOUND or such PRODUCT in the FIELD in the TERRITORY (or in the case of Section 6.2.2, in the countries permitted under Section 6.2.2) except as expressly provided in this Agreement. With respect to any license granted by SB under this Section 6.2.4, the commercial and other terms as provided in Sections 7.2 through 7.4 hereof shall apply to LIGAND mutatis mutandis.

               6.2.5 If LIGAND or its sublicensee is not diligently developing or commercializing any such RESEARCH COMPOUND or PRODUCT licensed from SB under


                                                                         Page 21

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


this Section 6.2 *** after the effective date of such license, then such license shall terminate, and all rights in and to such RESEARCH COMPOUND or PRODUCT shall revert to SB subject to the provisions of this Agreement, except the provisions of this Section 6.2. In determining LIGAND diligence, Sections 5.4 and 6.2 shall apply to LIGAND mutatis mutandis.

                                    ARTICLE 7

                          ROYALTIES AND OTHER PAYMENTS


        7.1 MILESTONE I Payment. Within *** after the LRC determines that MILESTONE I has been achieved in accordance with this Agreement, SB shall make, unless otherwise made, the equity investment required under Section 1.1(b) of the Stock and Warrant Purchase Agreement of even date herewith.

        7.2 Other Milestone Payments. In addition to the funding of the RESEARCH PROGRAM as provided in Section 3.2 above, and subject to Sections 7.3.2 and 14.2.6, as consideration for the STATs TECHNOLOGY and KNOW-HOW provided by LIGAND to the RESEARCH PROGRAM and LIGAND's participation in the RESEARCH PROGRAM, SB shall pay LIGAND each of the milestone payments set forth below, in the specified amounts, within *** after their first achievement in the first of the U.S.A. or a MAJOR MARKET COUNTRY up to a maximum of *** dollars with respect to each RESEARCH COMPOUND.

         Milestone                                   Milestone Payment
         ---------                                   -----------------

        ***                                        (i)    ***

        ***                                        (ii)   ***
        ***

        ***                                        (iii)  ***
        ***
        ***

        ***                                        (iv)   ***
        ***                                        (v)    ***

provided that:
        (1)                                  ***
                                             ***
                                             ***;


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



        (2) by the term        ***  as used in this Section shall mean      ***
                                             ***
                                             ***;

        (3) by the term                     ***   as used in this Section shall
        mean                                 ***
                                             ***
                                             ***;

        (4) by the term   ***  as used in this Section shall mean         ***
                                             ***
                                             ***;

        (5) by the term  ***  as used in this Section is meant the    ***
                                             ***
                                             ***
                                             ***.

        (6) by the term     ***  as used in this Section is meant the  ***
                                             ***
                                             ***
                                             ***
                                             ***.

        7.3 Royalties Payable by SB.

               7.3.1  Patent Protected PRODUCTS.

               (a) As consideration for the license under PATENT RIGHTS granted to SB under the Agreement and, independently, LIGAND'S participation in the RESEARCH PROGRAM and subject to Sections 7.3.1(b) and 7.3.2, SB shall make the following royalty payments to LIGAND, on a per PRODUCT basis:

--------------------------------------------------------------------------------

                                 ***                         ***

--------------------------------------------------------------------------------

                                 ***                         ***

--------------------------------------------------------------------------------

                                 ***                         ***

--------------------------------------------------------------------------------




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


provided that, for purposes of this Section, achievement of the NET SALES thresholds recited above shall be determined by adding the total annual NET SALES in all countries of the TERRITORY in which the PRODUCT sold, or its method of use for which it is being sold, is claimed in PATENT RIGHTS which have not been abandoned, disclaimed or held to be invalid or unenforceable in a proceeding from which no appeal has been or can be taken. Notwithstanding anything else in this Agreement or any other SB-LIGAND agreement, SB shall pay no more than a single royalty on a single PRODUCT, including but not limited to the event in which a single PRODUCT arises under both this Agreement and another SB-LIGAND agreement, in which case SB shall pay the higher royalty amount.

        (b)











                                       ***




               7.3.2  KNOW-HOW License.

               (a) As consideration for the license to KNOW-HOW granted to SB under this Agreement and, independently, LIGAND'S participation in the RESEARCH PROGRAM, in


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



lieu of the royalty rates provided in Section 7.3.1(a), SB will pay royalties to LIGAND calculated separately for each annual period using royalty rates which are *** of the royalty rates stated in Section 7.3.1(a) for a period of *** from the date of FIRST COMMERCIAL SALE on NET SALES in countries where no issued PATENT RIGHTS claiming the PRODUCT sold or its method of use exist or where such PATENT RIGHTS have lapsed, been disclaimed, gone abandoned or were held to be invalid or unenforceable by a decision of a court or tribunal of competent jurisdiction from which no appeal is or can be taken or where ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***
                                             ***.

                (b) Notwithstanding anything else in this Agreement, regardless of whether *** are tested for any purpose by SB or by LIGAND during the RESEARCH PROGRAM TERM utilizing HTS or any other assay provided by LIGAND, and under any and all circumstances, Sections 7.2, 7.3.1 and 7.3.2(a) shall not apply to *** (as defined in Section 3.1.4).

               7.3.3 THIRD PARTY Challenges. Notwithstanding the above, in the event any THIRD PARTY initiates any legal or administrative proceeding challenging the validity, scope or enforceability of PATENT RIGHTS, in any country in the TERRITORY, such as by opposing the grant of a patent in the European Patent Office, and in the event that if such challenge were successful there would be no issued PATENT RIGHTS claiming the PRODUCT in such country, then the royalty obligation in Section 7.3.1 shall be applicable during such period, and the royalty obligation on NET SALES in such country shall be paid by SB during pendency of the proceeding. If during the pendency of such challenge a product is marketed in such country which competes with a PRODUCT sold by SB in that country and the claims in the patent are held to be invalid or otherwise unenforceable with respect to the competing product by a court or other legal or administrative tribunal from which no appeal is or can be taken, then the amount of the royalties owed shall be retroactively calculated at the levels and for the periods given in Section 7.3.2 above for the period the competing product is marketed and the difference between the royalty paid under Section 7.3.1 during this period and the royalty for that period calculated under Section 7.3.2 shall be creditable by SB against future royalty payments owed under Section 7.3.2. From the date of the final decision from which no appeal is or can be taken, royalties will be calculated according to Section 7.3.2.


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Confidential Treatment and filed separately with the Commission.

        7.4 Compulsory Licenses.

               7.4.1 In the event that a governmental agency in any country or territory grants or compels LIGAND to grant a license under its PATENT RIGHTS to any THIRD PARTY for PRODUCT, SB shall have the benefit in such country or territory of the terms granted to such THIRD PARTY to the extent that such terms are more favorable than those of this Agreement in the circumstance where there are no PATENT RIGHTS owned exclusively by SB claiming the PRODUCT or the use for which it is being sold or where there are such PATENT RIGHTS, but such PATENT RIGHTS are not the subject of a compulsory license to the same THIRD PARTY.

               7.4.2 In the event that a governmental agency in any country or territory grants or compels SB to grant a license under its PATENT RIGHTS to any THIRD PARTY for PRODUCT, SB shall have the benefit in such country or territory of the terms granted to such THIRD PARTY to the extent that such terms are more favorable than those of this Agreement.

        7.5 THIRD PARTY Licenses. If, during the term of this Agreement, SB, in its sole reasonable discretion, deems it necessary to seek a license from any THIRD PARTY in order to avoid infringement of such THIRD PARTY's intellectual property rights during the exercise of the license herein granted to SB hereunder, *** of any royalties or other fees paid to such THIRD PARTY under such license may be deducted from that portion of royalties or other payments otherwise due LIGAND under this Agreement payable at a royalty rate *** of NET SALES, and further provided that any excess deduction shall be carried over into subsequent years of the Agreement until the full deduction is taken.


                                    ARTICLE 8

                         ROYALTY REPORTS AND ACCOUNTING

        8.1 Reports, Exchange Rates. During the term of the Agreement following the FIRST COMMERCIAL SALE of a PRODUCT, SB shall furnish to LIGAND a written report for each calendar quarter showing in reasonably specific detail, on a country by country basis, (a) the gross sales of all PRODUCTS sold by SB and its sublicensees in the TERRITORY during the reporting period and the calculation of NET SALES from such gross sales; (b) the royalties payable in U.S. dollars, if any, which shall have accrued hereunder based upon NET SALES of PRODUCTS; (c) withholding taxes, if any, required by law to be deducted in respect of such sales; (d) the dates of the FIRST COMMERCIAL SALES of any PRODUCTS in any country in the TERRITORY during the reporting period; and (e) the exchange rates


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Confidential Treatment and filed separately with the Commission.

used in determining the amount of U.S. dollars. With respect to sales of PRODUCTS invoiced in U.S. dollars, the gross sales, NET SALES, and royalties payable shall be expressed in U.S. dollars. With respect to sales of PRODUCTS invoiced in a currency other than U.S. dollars, the gross sales, NET SALES and royalties payable shall be expressed in the domestic currency of the party making the sale together with the U.S. dollar equivalent of the royalty payable, calculated using the average closing buying rate for such currency quoted in the continental terms method of quoting exchange rates (local currency per U.S. $1) by *** , or, in the absence of quoted exchange rates from *** , a comparable bank or financial institution, *** . Reports shall be due on the sixtieth (60th) day following the close of each calendar quarter. The royalty report shall also state separately the amount of the notional NET SALES upon which the royalty is calculated attributed to notional NET SALES calculated as required under Section
1.24. SB shall keep complete and accurate records in sufficient detail to properly reflect all gross sales and NET SALES and to enable the royalties payable hereunder to be determined. The payment of the calculated quarterly royalty shall accompany the royalty report.

        8.2 Audits.

               8.2.1 Upon the written request of LIGAND and not more than *** in each calendar year, SB shall permit an independent certified public accounting firm of nationally recognized standing, selected by LIGAND and reasonably acceptable to SB, at *** expense, to have access during normal business hours to such of the records of SB as may be reasonably necessary to verify the accuracy of the royalty reports hereunder for any year ending not more than *** prior to the date of such request. The accounting firm shall disclose to LIGAND only whether the records are correct or not and the specific details concerning any discrepancies. No other information shall be shared.

               8.2.2 If such accounting firm concludes that additional royalties were owed during such period, SB shall pay the additional royalties within *** of the date LIGAND delivers to SB such accounting firm's written report so concluding. The fees charged by such accounting firm shall be paid by LIGAND. If the audit discloses that the royalties payable by SB for the audited period are more than *** of the royalties actually paid for such period, then SB shall pay interest at the prime rate on the additional royalties owed.

               8.2.3 SB shall include in each permitted sublicense granted by it pursuant to the Agreement a provision requiring the sublicensee to make reports to SB, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by LIGAND's accounting firm to the same extent required of SB under the Agreement. Upon the expiration of *** following the end of any year, the calculation of royalties payable with respect to such year shall be binding and conclusive upon LIGAND, SB and its sublicensees, and such sublicensees shall be released from any liability or accountability with respect to royalties for such year.



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Confidential Treatment and filed separately with the Commission.

        8.3 Confidential Financial Information. LIGAND shall treat all financial information subject to review under this Article 8 or under any sublicense agreement as confidential, and shall cause its accounting firm to retain all such financial information in confidence.

                                    ARTICLE 9

                               METHOD OF PAYMENTS

        9.1 Payment Terms. Royalties shown to have accrued by each royalty report provided for under Article 8 of the Agreement shall be due and payable on the date such royalty report is due. Payment of royalties in whole or in part may be made in advance of such due date.

        9.2 Payment Method. Except as otherwise agreed between the parties, all royalties and other payments due hereunder shall be paid in U.S. dollars. All royalties and other payments by SB to LIGAND under the Agreement shall be originated from a U.S.A. bank located in the U.S.A. and shall be made by bank wire transfer in immediately available funds to such account as LIGAND shall designate before such payment is due. If at any time legal restrictions in any country in the TERRITORY prevent the prompt remittance in the manner set forth in this Section 9.2 of part or all royalties owing with respect to PRODUCT sales in such country, then the parties shall meet and mutually determine a lawful manner of suspending or remitting the restricted part of such royalty payments so long as such legal restrictions exist.

        9.3 Withholding Taxes. All amounts owing from SB to LIGAND under the Agreement are net amounts, and shall be paid without deduction to account for any withholding taxes, value-added taxes or other taxes, levies or charges with respect to such amounts payable on behalf of SB or its sublicensees and any taxes required to be withheld on behalf of SB, or its sublicensees in any country within the TERRITORY; provided, however, that SB may deduct the amount of any taxes required to be withheld on behalf of LIGAND under the laws of any jurisdiction on amounts owing from SB to LIGAND hereunder to the extent SB, or its sublicensees pay to the appropriate governmental authority on behalf of LIGAND such taxes. SB shall use reasonable efforts to minimize any taxes required to be withheld on behalf of LIGAND by SB, or its sublicensees, and promptly shall deliver to LIGAND proof of payment of such taxes together with copies of all communications from or with such governmental authority with respect thereto.

        9.4 LIGAND Royalties. In any situation where LIGAND incurs a royalty obligation to SB under this Agreement, unless otherwise agreed, the requirements of ARTICLE 8 and ARTICLE 9 applicable to the reporting and payment of royalties by SB shall be applicable mutatis mutandis to the reporting and payment of royalties by LIGAND.

                                   ARTICLE 10

                      INFRINGEMENT ACTIONS BY THIRD PARTIES

        10.1 If a party, or to its knowledge, any of its sublicensees or customers shall be sued by a THIRD PARTY for infringement of a patent because of the research, development, importation, manufacture, use, offer for sale or sale of RESEARCH COMPOUNDS or PRODUCTS, such party shall promptly notify the other in writing of the institution of such suit. SB shall have the first right but not the obligation to defend such suit at its own expense. If SB does not commence a defense of such suit within ninety (90) days after the receipt of written notice, LIGAND, after notifying SB in writing, shall be entitled to defend such suit at LIGAND's expense. In either event each party shall assist the other party and shall cooperate fully in the defense of such suit and furnish to the party defending the suit all evidence in its control and reasonable assistance. Any judgments, settlements or damages payable with respect to legal proceedings covered by this Article 10 shall be paid by the party which controls the litigation, subject to any claims against the other party for breach of or indemnification under this Agreement or otherwise available at law or in equity. Any THIRD PARTY royalty payments or damages required to be paid as the result of a judgment or settlement under this Article 10 shall be paid by the party controlling the suit subject to any claims against the other party for breach of or indemnification under this Agreement or otherwise available at law or in equity; provided, however, in the case of a PRODUCT sold by SB, if such damages or THIRD PARTY royalty payments arise from the infringement of a patent having a claim or claims which cover the screening activities of LIGAND or SB under the RESEARCH PROGRAM, the damages or the THIRD PARTY royalty payments shall be fully creditable against royalties owed LIGAND under this Agreement provided, further, that in the event SB defends the suit SB may credit any damages or THIRD PARTY royalties against up to *** of that portion of the royalty payments due LIGAND under this Agreement at a royalty rate *** of NET SALES, and further provided that any excess deduction shall be carried over into subsequent years of the Agreement until the full deduction is taken.

                                   ARTICLE 11

                                 CONFIDENTIALITY

        11.1 Nondisclosure Obligations. Except as otherwise provided in this
Article 11 and subject to Article 12 hereof, during the term of the Agreement and for a period of *** thereafter, (a) both parties shall maintain in confidence information and data resulting from or related to the RESEARCH PROGRAM or the development of RESEARCH COMPOUNDS or PRODUCTS; and (b) both parties shall also maintain in confidence and use only for purposes of this Agreement all information and data supplied by the other party under this Agreement, which if disclosed in writing is marked "Confidential," or if disclosed orally is promptly thereafter confirmed in writing to be confidential.



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Confidential Treatment and filed separately with the Commission.

        11.2 Permitted Disclosures. For purposes of this Article 11, information and data described in clause (a) or (b) above shall be referred to as "Information." To the extent it is reasonably necessary or appropriate to fulfill its obligations or exercise its rights under this Agreement, (w) a party may disclose Information it is otherwise obligated under this Article 11 not to disclose to its AFFILIATES, sublicensees, consultants, outside contractors and clinical investigators, on a need-to-know basis on condition that such persons or entities agree to keep the Information confidential for the same time periods and to the same extent as such party is required to keep the Information confidential; (x) a party or its AFFILIATES or sublicensees may disclose such Information to government or other regulatory authorities to the extent that such disclosure is reasonably necessary to obtain patents or authorizations to conduct clinical trials with, and to commercially market the PRODUCT, provided that the disclosing party shall request confidential treatment thereof when such treatment is permitted; (y) a party may disclose Information as required by applicable law, regulation or judicial process, provided that such party shall give the other party prior written notice thereof and adequate opportunity to object to any such disclosure or to request confidential treatment thereof; and
(z) a party may disclose Information as permitted under Section 11.1.

               The obligation not to disclose or use Information shall not apply to any part of such Information that (i) is or becomes patented, published or otherwise part of the public domain other than by acts of the party obligated not to disclose such Information or its AFFILIATES or sublicensees in contravention of this Agreement; or (ii) is disclosed to the receiving party or its AFFILIATES or sublicensees by a THIRD PARTY, provided such Information was not obtained by such THIRD PARTY directly or indirectly from the other party under this Agreement on a confidential basis; or (iii) prior to disclosure under the Agreement, was already in the possession of the receiving party or any of its AFFILIATES or sublicensees, provided such Information was not obtained directly or indirectly from the other party under this Agreement; or (iv) is disclosed in a press release agreed to by both parties under Section 11.3 below.

        11.3 Publicity Review. Without the prior written consent of the other party, neither party shall issue a press release or make any other form of statement to the public regarding the execution, the subject matter, and/or the terms of this Agreement or the Stock and Warrant Purchase Agreement, the work under the RESEARCH PROGRAM or any other aspect of this Agreement or the Stock and Warrant Purchase Agreement. Any of such statements may be made by LIGAND to a THIRD PARTY to whom LIGAND is seeking to sell an equity interest, e.g., common or preferred stock or an instrument convertible into common or preferred stock, or from whom LIGAND is seeking a loan provided that such THIRD PARTY is bound under obligations of confidentiality similar to those of this Article 11; provided, however, that notwithstanding the above, any statements made by LIGAND to a THIRD PARTY pharmaceutical company shall not include non-public information about this Agreement or the Stock and Warrant Purchase Agreement. The consent of the other party shall not be required with respect to disclosure of information about this Agreement by a party when such disclosure is required of it by law or regulation in the opinion of independent counsel. Each party agrees that it shall cooperate fully with the other with respect to all disclosures regarding this Agreement to the Securities Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either party included in any such disclosure.

        11.4 Bankruptcy Provision. All confidential information disclosed by one party to the other shall remain the intellectual property of the disclosing party. In the event that a party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or if a party proposes a written agreement of composition or extension of its debts, or if a party shall be served with an involuntary petition against it, filed in any insolvency proceeding a court or other legal or administrative tribunal, the bankrupt or insolvent party shall promptly notify the court or other tribunal (a) that confidential information received from the other party under this Agreement remains the property of the other party and (b) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other party's confidential information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

                                   ARTICLE 12

                                   PUBLICATION

        12.1 Notice of Publication. During the term of the Agreement, LIGAND and SB each acknowledge the other party's interest in publishing certain of its results to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each party also recognizes the mutual interest in obtaining valid patent protection and protecting business interests. Consequently, either party, its employees or consultants wishing to make a publication (including any oral disclosure made without obligation of confidentiality) relating to work performed by such party as part of the RESEARCH PROGRAM (the "Publishing Party") shall transmit to the other party (the "Reviewing Party") a copy of the proposed written publication or an outline of such oral disclosure at least thirty (30) days prior to submission for publication or oral disclosure. The Reviewing Party shall have the right (a) to propose modifications to the publication for patent, trade secret or commercial reasons and (b) to request a reasonable delay in or avoidance of publication in order to protect patentable information and trade secrets, the disclosure of which would materially affect the interests of the Reviewing Party under this Agreement. A party shall have the right in its own discretion to seek patents on inventions made solely by its own employees.

        12.2 Timing of Publication. If the Reviewing Party requests such a delay or avoidance, the Publishing Party shall delay submission or presentation of the publication for a period of ninety (90) days to enable modification as provided in Section 12.1 or patent applications protecting each party's rights in such information to be filed in accordance with Article 13 below. Upon the expiry of sixty (60) days from transmission to the Reviewing

Party, the Publishing Party shall be free to proceed with the written publication or the presentation, respectively, unless the Reviewing Party has requested the delay or avoidance described above.

                                   ARTICLE 13

                                     PATENTS

        13.1 Ownership of Inventions, Applications for Patent and Patents. Subject to such rights as are expressly granted under the Agreement, the entire right, title and interest in all inventions, discoveries, improvements or other technology directed at a RESEARCH COMPOUND or PRODUCT and all processes or uses relating thereto, whether or not patentable (collectively, the "Inventions"), together with all patent applications or patents based thereon, made during and as a result of the RESEARCH PROGRAM (a) by employees or others acting solely on behalf of LIGAND shall be owned solely by LIGAND (the "LIGAND Inventions"), (b) by employees or others acting solely on behalf of SB shall be owned solely by SB (the "SB Inventions"), and (c) by employees or others acting jointly on behalf of LIGAND and SB shall be owned jointly by LIGAND and SB (the "Joint Inventions"). Any dispute regarding the inventorship of an Invention or Joint Invention made under the RESEARCH PROGRAM shall be resolved by the decision of independent patent counsel, mutually acceptable to the parties, after consideration of all evidence submitted by the parties, except to the extent such decision is inconsistent with the subsequent determination of the appropriate patent or judicial authorities. Each party shall promptly disclose to the other party and the LRC the conception or reduction to practice under the RESEARCH PROGRAM of Inventions by employees or others acting on behalf of such party, and such disclosure shall be subject to the confidentiality provisions of
Article 11. Each party hereby represents and agrees that all employees and other persons acting on its behalf in performing its obligations under the Agreement shall be obligated under a binding written agreement or applicable law to assign to such party or its AFFILIATE all Inventions made or developed by such employee or other Person.

        13.2 Patent Applications.

               13.2.1 Priority Filings. When an Invention or Joint Invention has been made under the RESEARCH PROGRAM which may reasonably be considered to be patentable, a priority patent application shall be filed as soon as reasonably possible. As used in this Agreement, a "priority patent application" means a patent application that establishes a filing date under the Convention of Paris for the Protection of Industrial Property. If a Joint Invention has been made under the RESEARCH PROGRAM, SB shall have the first right, using in-house or outside legal counsel selected at SB's sole discretion, to prepare, file, prosecute, maintain and extend patent applications and patents concerning all such inventions and discoveries owned in whole by SB or jointly by SB and LIGAND in countries of SB's choice throughout the world with appropriate credit to LIGAND representatives, including the naming of such parties as inventors where appropriate and in accordance with the relevant legal requirements, for which SB shall bear the costs relating to such activities which occur at SB's request or direction. SB shall solicit the LRC's advice and review of the nature and text of such patent applications and important prosecution matters related thereto in reasonably sufficient time prior to filing thereof, and SB shall take into account the LRC's reasonable comments related thereto. If SB, prior or subsequent to filing certain patent applications on any inventions or discoveries which are owned in whole or in part by LIGAND, elects not to file, prosecute or maintain such patent applications or ensuing patents or certain claims encompassed by such patent applications or ensuing patents in any country of the TERRITORY, SB shall give LIGAND notice thereof within a reasonable period prior to allowing such patent applications or patents or such certain claims encompassed by such patent applications or patents to lapse or become abandoned or unenforceable, and LIGAND shall thereafter have the right, at its sole expense, to prepare, file, prosecute and maintain patent applications and patents or divisional applications related to such certain claims encompassed by such patent applications or patents concerning all such inventions and discoveries in countries of its choice throughout the world. The party filing the application with respect to an Invention or Joint Invention made under the RESEARCH PROGRAM shall give the other party an opportunity to review the text of the application before filing, and in good faith shall consider and incorporate the reasonable requests of the other party. The party filing the application with respect to any Invention or Joint Invention made under the RESEARCH PROGRAM shall supply the other party with a copy of the application as filed, together with notice of its filing date and serial number.

               13.2.2 Foreign Filing Decisions. No later than nine (9) months following the filing date of a priority patent application with respect to an Invention or Joint Invention made under the RESEARCH PROGRAM filed according to
Section 13.2.1 above, the parties shall consult together, through the LRC or otherwise, to determine whether such priority application with respect to such Invention or Joint Invention should be abandoned without replacement; abandoned and refiled; proceeded within the country of filing only; or used as the basis for a claim of priority under the Paris Convention for corresponding applications in or designating other countries. The parties shall consult together to ensure that so far as legally and commercially practicable, the texts filed in the U.S.A. and in other countries contain the same information and claim the same scope of protection.

               13.2.3 Prosecution and Maintenance. LIGAND and SB, as applicable, shall have the right, using commercially and legally reasonable practices, to control the prosecution, grant and maintenance of its PATENT RIGHTS with respect to each Invention or Joint Invention made under the RESEARCH PROGRAM, and to select all patent counsel or other professionals to advise, represent or act for it in all matters relating to such PATENT RIGHTS. All costs incurred in connection therewith shall be borne by the party taking action with respect to such PATENT RIGHTS. In the case of Joint Inventions made under the RESEARCH PROGRAM, the party controlling the prosecution, grant and maintenance of such joint PATENT RIGHTS shall consider all reasonable requests of the other party with respect thereto. All costs incurred in connection with the prosecution, grant and maintenance of such joint PATENT RIGHTS shall be paid in equal parts by the parties. Each party shall inform the other party at regular intervals, or on request, about the status of all patent applications or patents for which it is responsible with respect to Inventions or Joint Inventions made under the RESEARCH PROGRAM.

               In the event that LIGAND or SB elects not to file a patent application on an Invention or Joint Invention made under the RESEARCH PROGRAM in any country, or decides to abandon any pending application or granted patent on an Invention or Joint Invention made under the RESEARCH PROGRAM in any country, it shall provide adequate notice to the other party and give the other party the opportunity to file or maintain such application or patent at its own expense.

        13.3 Cooperation. Each party shall make available to the other party or its authorized attorneys, agents or representatives, its employees, agents or consultants necessary or appropriate to enable the appropriate party to file, prosecute and maintain patent applications and resulting patents with respect to all Inventions or Joint Inventions made under the RESEARCH PROGRAM, as set forth in Section 13.2 above, for a period of time sufficient for such party to obtain the assistance it needs from such personnel. Where appropriate, each party shall sign or cause to have signed all documents relating to said patent applications or patents at no charge to the other.

        13.4 No Other Technology Rights. Except as otherwise provided in the Agreement, under no circumstances shall a party hereto, as a result of the Agreement, obtain any ownership interest or other right in any technology, trade secrets, patents, pending patent applications, PRODUCTS, vaccines, antibodies, cell lines or cultures, or animals of the other party, including items owned, controlled or developed by the other, or transferred by the other to such party at any time pursuant to the Agreement. It is understood and agreed by the parties that, except for Transferred Technology, the Agreement does not grant to either party any license or other right in basic technology of the other party except to the extent necessary to enable the parties to carry out their part of the RESEARCH PROGRAM, EXPLORATORY DEVELOPMENT, FULL DEVELOPMENT, manufacture, marketing and sales of RESEARCH COMPOUNDS and PRODUCTS.

        13.5 Enforcement of PATENT RIGHTS.

               13.5.1 LIGAND and SB each shall use good faith efforts to enforce their own PATENT RIGHTS against infringers, and to consult with the other party both prior to and during said enforcement. Upon learning of significant and continuing infringement of such PATENT RIGHTS by a THIRD PARTY in the FIELD, LIGAND or SB, as the case may be, shall promptly provide notice to the other party in writing of the fact and shall supply the other party with all evidence possessed by the notifying party pertaining to and establishing said infringement(s).

               13.5.2 LIGAND may elect to initiate legal action with respect to LIGAND SOLE PATENT RIGHTS against such THIRD PARTY in its sole discretion, and SB shall cooperate fully with LIGAND in any such action at its own out-of-pocket expense, further provided that SB shall have the right, but not the obligation, to join as a party provided it funds up to *** . SB shall have the right to be represented by legal counsel of its own choosing at its sole expense. If LIGAND, within *** of receipt of such notice or such lesser period of time if a further delay would result in material harm, or the loss of a material right, has not commenced legal action against an infringer whose infringing product competes with a PRODUCT and is embraced by a valid claim of said LIGAND SOLE PATENT RIGHTS in that country, which LIGAND SOLE PATENT RIGHTS are licensed to SB hereunder, upon written notice from SB, LIGAND shall promptly either: (i) initiate such action; or (ii) authorize SB to commence such action.

               13.5.3 SB may elect to initiate legal action with respect to PATENT RIGHTS owned jointly or solely by SB against such THIRD PARTY in its sole discretion, and LIGAND shall cooperate fully with SB in any such action at its own out-of-pocket expense, further provided that LIGAND shall have the right, but not the obligation, to join as a party provided it funds up to *** . LIGAND shall have the right to be represented by legal counsel of its own choosing at its sole expense. If SB, within *** of receipt of such notice or such lesser period of time if a further delay would result in material harm, or the loss of a material right, has not commenced legal action against an infringer whose infringing product is embraced by a valid claim of said SB PATENT RIGHTS in that country, upon written notice from LIGAND, SB shall promptly either: (i) initiate such action; or (ii) authorize LIGAND to commence such action.

               13.5.4 Notwithstanding anything to the contrary, any settlement of such legal action under Section 13.5 by the initiating party shall not require the consent of the non-initiating party unless such settlement would require the other party to be subject to an injunction or to make a monetary payment or would otherwise adversely affect the other party's rights under this Agreement, and such consent will not be unreasonably withheld. The party whose PATENT RIGHTS allegedly are being infringed shall not be obligated to bring or maintain more than one such suit at any time with respect to claims directed to any one method of manufacture or composition of matter. All monies recovered upon the final judgment or settlement of any such suit shall be shared, after reimbursement of expenses, by LIGAND and SB pro rata according to the respective percentages of costs borne by each party in such suit pursuant to this Section 13.5.

               13.5.5 Notwithstanding the foregoing, LIGAND and SB shall fully cooperate with each other in the planning and execution of any action to enforce such PATENT RIGHTS, and shall join suit if required by law to do so in order to bring such action.

        13.6 Unauthorized Use of PATENT RIGHTS. Neither LIGAND nor SB shall willfully take any action which would, directly or indirectly, infringe, or induce or contribute to the infringement of, one or more claims of any issued patent of the other party or its AFFILIATES, except to the extent such action is authorized by a license granted under the Agreement. If either LIGAND or SB takes any action, directly or indirectly, to challenge the


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


validity of any issued patent related to the RESEARCH PROGRAM owned by the other party or its AFFILIATES, then the other party shall have the right in its sole discretion to terminate the RESEARCH PROGRAM; provided, however, in the circumstance where the challenged patent is included within the PATENT RIGHTS of the other party, the other party additionally shall have the right to terminate the license granted under Article 6 above, to the extent permitted by law, on a country-by-country basis. For the avoidance of doubt this right to terminate shall not apply to license rights in the U.S. provided that the licensee is not in breach of any obligation which would otherwise give rise to a right of termination. A party shall not be entitled to withhold any milestone payment or payment of any royalty accruing during any challenge by such party to the validity of a patent included within the PATENT RIGHTS of the other party.

        13.7 Trademarks:

               13.7.1 SB shall be responsible for the selection of all trademarks and tradenames which are employed in connection with any PRODUCT, subject to final review and approval by SB's legal personnel. SB shall be responsible for registration and maintenance of all such trademarks and tradenames, and, in those countries where recordation is required, SB shall be recorded as the registered user of such trademarks. Nothing in this Agreement shall be construed as a grant of rights, by license or otherwise, to LIGAND to use such trademarks and tradenames or any other trademarks and tradenames owned by SB for any purpose. SB shall own such tradenames and trademarks and shall retain such ownership upon termination of this Agreement.

               13.7.2 Nothing in this Agreement shall be construed as a grant of rights, by license or otherwise, to either party, to use the name of the other party or any entity affiliated therewith for any purpose whatsoever except as may otherwise be expressly provided for in this Agreement.

               13.7.3 Nothing in this Section 13.7 shall be deemed a limitation on LIGAND's right to register and use trademarks or tradenames of its own for PRODUCTS for which it acquires rights under ARTICLE 6.

                                   ARTICLE 14

                              TERM AND TERMINATION

14.1 Expiration.

        14.1.1 Royalty obligations under Section 7.3.1 for each PRODUCT in each country of the TERRITORY shall expire upon the earliest of:

        (a) the expiration, abandonment or invalidation of the last remaining PATENT RIGHTS in such country which claims the PRODUCT sold or its method of use for which it is being sold;

        (b) introduction of                  ***
                                           ***; and

        (c) the expiration of ten (10) years after the priority filing date of pending PATENT RIGHTS which claims the PRODUCT sold or its method of use for which it is being sold.



Notwithstanding the foregoing, once the      ***
                                             ***
                                             ***
                                             ***
                                             ***.



Expiration of SB's royalty obligations under Section 7.3.1 for a particular PRODUCT under this provision shall not preclude SB from continuing to market such PRODUCT and to use KNOW-HOW related thereto in such country without further royalty payments or any other remuneration to LIGAND, except to the extent that
Section 7.3.2 is still applicable to the NET SALES of the particular PRODUCT in the particular country.

        14.1.2 Royalty obligations under Section 7.3.2 in each country shall expire ten (10) years from the date of FIRST COMMERCIAL SALE in such country. Expiration of SB's royalty obligations for a particular PRODUCT under this provision shall not preclude SB from continuing to market such PRODUCT and to use KNOW-HOW related thereto in such country without further royalty payments or any other remuneration to LIGAND.

        14.1.3 Unless otherwise terminated, this Agreement shall expire upon the later of (a) the expiration, lapse or invalidation of the last remaining PATENT RIGHTS in the TERRITORY which claims PRODUCT, or (b) ten (10) years from the date of FIRST COMMERCIAL SALE in the last country in the TERRITORY in which the PRODUCT is marketed by SB. Expiration of this Agreement under this provision shall not preclude SB from continuing to make, have made, use and sell PRODUCT, *** and to use KNOW-HOW related thereto in the TERRITORY without further royalty payments or any other remuneration to LIGAND.

        14.2 Effect of Expiration or Termination.

               14.2.1 Upon termination of this Agreement, LIGAND shall have the right to retain any sums already paid by SB hereunder, and SB shall pay all sums accrued hereunder which are then due. With respect to any license granted to LIGAND by SB under Section 6.2 and terminated by LIGAND under Section 14.7, the terms as provided in Sections 14.2.1 through 14.2.2 hereof shall apply to LIGAND mutatis mutandis.


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


               14.2.2 Upon termination of this Agreement in its entirety or with respect to any PRODUCT in any country under Section 14.6, SB shall notify LIGAND of the amount of PRODUCT SB, its AFFILIATES, sublicensees and distributors then have on hand, the sale of which would, but for the termination, be subject to royalty, and SB, its AFFILIATES, sublicensees and distributors shall thereupon be permitted to sell that amount of PRODUCT provided that SB shall pay the royalty thereon at the time herein provided for.

               14.2.3 Termination of this Agreement in its entirety shall terminate all outstanding obligations and liabilities between the parties arising from this Agreement except those described in Articles 2, 8 and 9 (to the extent applicable to PRODUCT sold, if any, after termination), 11 (for the time limit provided therein), 13, 14, 15, 16, 17, 19 and 20 and other than those outstanding obligations and liabilities resulting from a breach hereof. In addition, any other provision required to interpret and enforce the parties' rights and obligations under this Agreement shall also survive, but only to the extent required for the full observation and performance of this Agreement. Upon termination of this Agreement in its entirety, all LIGAND's interest and rights granted to SB under Article 6 shall revert to LIGAND and all SB's interest and rights granted to LIGAND under Article 6 shall revert to SB.

               14.2.4 Termination of the Agreement in accordance with the provisions hereof shall not limit remedies which may be otherwise available in law or equity.

               14.2.5 Except as otherwise provided in this Agreement, including but not limited to Section 3.4.2, until the end of the period of (a) *** after expiration or termination of the RESEARCH PROGRAM if the RESEARCH PROGRAM is less than or equal to *** long or (b) the period of *** after expiration or termination of the RESEARCH PROGRAM if the RESEARCH PROGRAM if the RESEARCH PROGRAM is longer than ***, LIGAND shall have no right to use (i) any HTS, (ii) any KNOW-HOW in the FIELD, (iii) any KNOW-HOW provided to LIGAND by SB and (iv) any RESEARCH COMPOUND.

                14.2.6 After expiration or termination of the RESEARCH PROGRAM for other than breach by SB, SB shall have the right to use only so much of LIGAND's STATs TECHNOLOGY which is related to the DESIGNATED PATHWAYS and which has been transferred to SB during the course of the RESEARCH PROGRAM TERM (a) for the purpose of continuing development of a RESEARCH COMPOUND or PRODUCT *** (as defined in Section 3.1.4) and (b) for the identification of additional MODULATORS. For a period of (i) *** after expiration or termination of the RESEARCH PROGRAM if the RESEARCH PROGRAM is less than or equal to *** long or
(ii) for a period of *** if the RESEARCH PROGRAM is longer than *** , in the event that a compound is identified by SB, as a result of its activities pursuant to part (b) hereinabove, as having activity as a MODULATOR, such compound will be designated a RESEARCH COMPOUND for which milestone and royalty payments may be payable to LIGAND under Article 7. After the *** referred


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



to above, as applicable, SB has the right to use the Transferred Technology for its own use, even if the practice of the Transferred Technology by SB does fall within the scope of LIGAND SOLE PATENT RIGHTS, without any further payment to LIGAND. If (i) LIGAND files a patent application on the Transferred Technology no later than *** after expiration or termination of the RESEARCH PROGRAM, (ii) such patent application issues and, but for the license grant in Section 6.1 of this Agreement, SB's use of Transferred Technology after the *** referred to above would have infringed such issued patent and (iii) such PRODUCT arose out of the practice of the Transferred Technology by SB after the *** referenced above, then SB shall pay to LIGAND *** of the royalty rates stated in Section 7.3.1, in accordance with the mechanism provided therein, on the NET SALES of such PRODUCT for a period of ten (10) years from the date of FIRST COMMERCIAL SALE so long as the issued patent was not abandoned, disclaimed, or held to be invalid or unenforceable in a proceeding from which no appeal can be taken during its use with respect to development of the PRODUCT and there is no Competition in the Marketplace (as defined in Section 7.3.1). Section 7.2 shall not apply to any PRODUCT arising out of the practice of the Transferred Technology by SB after the *** referenced above. Notwithstanding the foregoing, if the Transferred Technology does not fall within LIGAND SOLE PATENT RIGHTS, SB shall have *** to LIGAND for any PRODUCT arising from use of the Transferred Technology after the *** and SB shall have no further payment obligations to LIGAND with respect to its continuing use of the Transferred Technology after said *** referred to above.

        14.3 Termination In Case of Bankruptcy.

               14.3.1 Either party may terminate this Agreement if, at any time, the other party shall file in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or if the other party proposes a written agreement of composition or extension of its debts, or if the other party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other party shall propose or be a party to any dissolution or liquidation, or if the other party shall make an assignment for the benefit of creditors.

               14.3.2 Notwithstanding the bankruptcy of LIGAND, or the impairment of performance by LIGAND of its obligations under this Agreement as a result of bankruptcy or insolvency of LIGAND, SB shall be entitled to retain the licenses granted herein, subject to LIGAND's rights to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided in this Agreement, and subject to performance by SB of its preexisting obligations under this Agreement. Notwithstanding the bankruptcy of SB, or the impairment of performance by SB of its obligations under this Agreement as a result of bankruptcy or insolvency of SB, LIGAND shall be entitled to retain the licenses granted herein, subject to


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


SB's rights to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided in this Agreement, and subject to performance by LIGAND of its preexisting obligations under this Agreement.

               14.3.3 All rights and licenses granted under or pursuant to this Agreement by LIGAND to SB, and by SB to LIGAND, are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to "intellectual property" as defined under Section 101(52) of the U.S. Bankruptcy Code. The parties agree that each party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, subject to performance by the licensee of its preexisting obligations under this Agreement. The parties further agree that, in the event of the commencement of a bankruptcy proceeding by or against the licensor under the U.S. Bankruptcy Code, the licensee shall be entitled to a complete duplicate of (or complete access to, as appropriate) any such intellectual property and all embodiments of such intellectual property, and same, if not already in its possession, shall be promptly delivered to the licensee (a) upon any such commencement of a bankruptcy proceeding upon written request therefor by the licensee, unless the licensor elects to continue to perform all of its obligations under this Agreement, or (b) if not delivered under (a) above, upon the rejection of this Agreement by or on behalf of the licensor upon written request therefor by the licensee, provided, however, that upon the licensor's (or its successor's) written notification to the licensee that it is again willing and able to perform all of its obligations under this Agreement, the licensee shall promptly return all such tangible materials to the licensor, but only to the extent that the licensee does not require continued access to such materials to enable the licensee to perform its obligations under this Agreement.

        14.4 Expiration or Termination of RESEARCH PROGRAM. The initial term of the RESEARCH PROGRAM shall be *** from the COMMENCEMENT DATE; provided, however, that the term shall be automatically extended by *** if LIGAND has developed an HTS before the *** anniversary of the COMMENCEMENT DATE and such HTS is approved by the LRC under Section 3.1.2. If LIGAND has not developed an HTS approved by the LRC under Section 3.1.2 before the *** anniversary of the COMMENCEMENT DATE, SB can terminate the RESEARCH PROGRAM at any time, in *** , by giving LIGAND *** prior written notice thereof. SB can terminate the RESEARCH PROGRAM as provided in this Agreement without terminating this Agreement.

        14.5 Termination for Material Breach. If either party fails or neglects to perform covenants or provisions of this Agreement, including but not limited to the representation and warranty in Section 2.4 that each party will not knowingly engage in any activity in furtherance of the RESEARCH PROGRAM which will or is likely to constitute an infringement of any known THIRD PARTY patent rights, and if such default is material and is not corrected within sixty (60) days after receiving written notice from the other party with respect to such default, such other party shall have the right to terminate this Agreement by giving written notice to the


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
party in default provided the notice of termination is given within six (6) months of the default and prior to correction of the default.

        14.6 Termination by SB on country-by-country basis: Except as provided in Section 14.4, SB may terminate this Agreement with respect to a particular PRODUCT or all PRODUCTS in any country in the TERRITORY, or the entire TERRITORY, by giving LIGAND *** written notice thereof based on a reasonable determination by SB not to continue development and marketing of a PRODUCT. The PRODUCT so terminated shall be considered abandoned and LIGAND's rights thereto shall be determined pursuant to Section 6.2. In the event that SB shall terminate this Agreement with respect to all PRODUCTS in all countries of the TERRITORY, the PRODUCTS so terminated shall not be considered abandoned, and if LIGAND has not already exercised its right, if any, under Section 6.2 prior to such termination, this Agreement shall be deemed to be terminated in its entirety and Section 14.2 shall apply.

        14.7 Termination by LIGAND on country-by-country basis: LIGAND may terminate its rights obtained under Section 6.2 with respect to any RESEARCH COMPOUND or PRODUCT corresponding thereto in any country in the TERRITORY by giving SB at least *** written notice thereof based on a reasonable determination by LIGAND not to continue development and marketing of such RESEARCH COMPOUND or PRODUCT. Termination of LIGAND'S rights with respect to such RESEARCH COMPOUND or PRODUCT in any country in the TERRITORY under this provision shall terminate all licenses granted to LIGAND in such country related to such RESEARCH COMPOUND or PRODUCT under Article 6 with full reversion to SB of all SB's interest and rights, including PATENT RIGHTS and KNOW-HOW, in such country related to such RESEARCH COMPOUND or PRODUCT.

        14.8 Termination of the RESEARCH PROGRAM by SB: SB may, *** , terminate the RESEARCH PROGRAM, in its entirety, by giving LIGAND at least *** days written notice thereof based on a reasonable determination by SB, after consultation with LIGAND, using the same standards SB would use in assessing whether or not to continue research, development or commercialization of a product of its own making, that the *** of the RESEARCH PROGRAM or the RESEARCH COMPOUNDS does not justify continuation of the RESEARCH PROGRAM or continued research, development or commercialization of the RESEARCH COMPOUNDS. If SB terminates the RESEARCH PROGRAM under this Section 14.8, SB shall have the option, at its sole discretion, to retain any or all of the licenses granted to SB by LIGAND under Section 6 under LIGAND's PATENT RIGHTS and KNOW-HOW with respect to any or all of the RESEARCH COMPOUNDS identified prior to such termination, such retained licenses to remain subject to the terms of this Agreement, and the applicable Sections of this Agreement shall survive termination under this Section 14.8. SB shall notify LIGAND in writing, no later than *** after termination of the RESEARCH PROGRAM, whether SB wishes to retain licenses to any RESEARCH COMPOUNDS. RESEARCH COMPOUNDS which are not retained by SB in writing under this Section 14.8 shall be immediately subject to Section
6.2 and the date of the written notice of termination of the RESEARCH PROGRAM shall be


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



deemed the first day of the *** period referred to in Sect. 6.2.1. Further, if SB terminates the RESEARCH PROGRAM under this Section 14.8, LIGAND shall have the right to retain any quarterly installment of the ANNUAL RESEARCH FEE already paid to LIGAND by SB prior to the effective date of termination.

                                   ARTICLE 15

                                    INDEMNITY

        15.1 Direct Indemnity. Each party shall indemnify and hold the other party, its AFFILIATES and sublicensees harmless, and hereby forever releases and discharges the other party, its sublicensees, from and against all claims, demands, liabilities, damages and expenses, including attorneys' fees and costs (collectively, "Liabilities") arising out of negligence, recklessness or intentional misconduct of the indemnifying party, or sublicensees in connection with the work performed by such party during the RESEARCH PROGRAM, EXPLORATORY DEVELOPMENT, FULL DEVELOPMENT or the marketing or sale of RESEARCH COMPOUNDS or PRODUCTS hereunder; except in each case to the extent such Liabilities resulted from negligence, recklessness or intentional misconduct of the other party, provided that, the adequate notice and right to participate provisions of
Section 15.3 below are followed.

        15.2   Other Indemnity.

               15.2.1 Each party shall indemnify and hold the other party, its AFFILIATES and sublicensees harmless from and against all Liabilities suffered or incurred in connection with THIRD PARTY claims for personal injuries or any PRODUCT recall to the extent caused by: (a) any failure to test for or provide adequate warnings of adverse side effects to the extent such failure arises out of negligence, recklessness or intentional misconduct in connection with the indemnifying party's preclinical or clinical testing obligations hereunder, (b) any manufacturing defect in any PRODUCT or any other material manufactured by the indemnifying party, AFFILIATES or permitted sublicensees, or (c) any other act or omission (without regard to culpable conduct) of the indemnifying party, or permitted sublicensees in connection with the activities contemplated under the Agreement; except in each case to the extent such Liabilities resulted from negligence, recklessness or intentional misconduct of the other party, provided that, the adequate notice and right to participate provisions of Section 15.3 below are followed.

        15.3 Procedure. A party (the "Indemnitee") that intends to claim indemnification under this Article 15 shall promptly notify the other party (the "Indemnitor") of any Liability or action in respect of which the Indemnitee or any of its sublicensees intend to claim such indemnification, and the Indemnitor shall have the right to participate in, and, to the extent the Indemnitor so desires, jointly with any other Indemnitor similarly noticed, to assume the defense thereof with counsel selected by the Indemnitor; provided, however, that an Indemnitee shall have the right to retain its own counsel, with the fees and expenses of such


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


counsel to be paid by the Indemnitee, if representation of such Indemnitee by the counsel retained by the Indemnitor would be inappropriate due to actual or potential differing interests between such Indemnitee and any other party represented by such counsel in such proceedings. The indemnity agreement in this
Article 15 shall not apply to amounts paid in settlement of any loss, claim, damage, liability or action if such settlement is effected without the consent of the Indemnitor, which consent shall not be withheld unreasonably. The failure to deliver notice to the Indemnitor within a reasonable time after the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such Indemnitor of any liability to the Indemnitee under this Article 15, but the omission to deliver notice to the Indemnitor will not relieve it of any liability that it may have to any Indemnitee otherwise than under this Article 15. The Indemnitee under this Article 15, its employees and agents, shall cooperate fully with the Indemnitor and its legal representatives in the investigation of any action, claim or liability covered by this indemnification.

        15.4 Insurance. SB shall maintain, through self-insurance or otherwise, PRODUCT liability insurance with respect to the development, manufacture and sale of PRODUCTS in such amount as SB customarily maintains with respect to its other PRODUCTS having similar technical and commercial potential. SB shall maintain such insurance for so long as it continues to develop, manufacture or sell any PRODUCTS, and thereafter for so long as SB maintains insurance for itself covering such manufacture or sales. The requirement to maintain insurance shall apply mutatis mutandis to LIGAND in the circumstance where LIGAND acquires the right under this Agreement to commercialize a PRODUCT.

        15.5 Indemnity Exclusion. A party that relinquishes rights to a RESEARCH COMPOUND or PRODUCT to the other party shall not be obligated to indemnify the other party, or its sublicensees under Sections 15.1 and 15.2 with respect to their use of information obtained from the relinquishing party as a result of the relinquishing of rights to the RESEARCH COMPOUND or PRODUCT.

                                   ARTICLE 16

                                  FORCE MAJEURE

        Neither party shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party including but not limited to fire, floods, embargoes, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labor disturbances, acts of God or acts, omissions or delays in acting by any governmental authority or the other party.




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


                                   ARTICLE 17

                                   ASSIGNMENT



        This Agreement may not be assigned or otherwise transferred, nor, except as expressly provided hereunder, may any right or obligations hereunder be assigned or transferred by either party without the consent of the other party;***
                                             ***
                                             ***

              *** . Any permitted assignee shall assume all obligations of its assignor under this Agreement. If LIGAND desires to assign this Agreement and its rights and obligations hereunder in connection with the transfer or sale of all or substantially all of its business to a Competitor of SB, or in the event of its merger or consolidation or change in control or similar transaction to a Competitor of SB prior to *** , SB shall have the right within *** after receipt of written notice thereof from LIGAND to either (a) grant a consent to such assignment, or (b) terminate the RESEARCH PROGRAM, in which case the RESEARCH PROGRAM shall terminate upon receipt by LIGAND of written notice of such election to terminate. If SB elects to terminate the RESEARCH PROGRAM under the immediately preceding sentence, LIGAND shall be entitled to *** in which the notice of termination is given and (b) *** . Nothing in this Article 17 shall prevent a party from assigning its rights to develop and commercialize a PRODUCT for which it acquires rights from the other under this Agreement which assignment shall be subject to any rights accorded the non-assigning party as a result of this Agreement. As used in Article 17, the term "a Competitor of SB" refers to an entity which, without consideration of the assets acquired as a result of the assignment from LIGAND, either (i) *** .



                                   ARTICLE 18

                     NOTIFICATION OF PATENT TERM RESTORATION

        LIGAND or SB, as the case may be, shall notify the other party of (a) the issuance of each U.S. patent, or foreign patent where extension is possible, included within the PATENT


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



RIGHTS, giving the date of issue and patent number for each such patent, and (b) each notice pertaining to any patent included within the PATENT RIGHTS which it receives as patent owner pursuant to U.S. law, including but not limited to the Drug Price Competition and Patent Term Restoration Act of 1984 (hereinafter called the "Act"), or equivalent foreign laws, including notices pursuant to SectionSection 101 and 103 of the Act from persons who have filed an abbreviated NDA ("ANDA") or with respect to an NDA pursuant to 21 U.S.C. Section355(b). Such notices shall be given promptly, but in any event within five (5) calendar days of each such patent's date of issue or receipt of each such notice pursuant to the law, whichever is applicable. LIGAND or SB, as the case may be, shall discuss relevant issues and decide upon appropriate action with respect to patent term restoration under the law, any allegations of failure to show due diligence and all awards of patent term restoration (extensions) with respect to the PATENT RIGHTS. Likewise, LIGAND or SB, as the case may be, shall inform the other party of patent extensions and periods of data exclusivity in the rest of the world regarding any PRODUCT.

                                   ARTICLE 19

                                  SEVERABILITY

        Each party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. If any term or provision of this Agreement is held to be invalid, illegal or unenforceable by a court or other governmental authority of competent jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement, which shall remain in full force and effect. The holding of a term or provision to be invalid, illegal or unenforceable in a jurisdiction shall not have any effect on the application of the term or provision in any other jurisdiction.

                                   ARTICLE 20

                                  MISCELLANEOUS

        20.1 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the parties hereto to the other shall be in writing, delivered personally or by facsimile transmission effective upon such delivery and, in the case of facsimile transmission, confirmation of receipt by the recipient (and promptly confirmed by personal delivery, U.S. first class mail or courier), U.S. first class mail or courier, postage prepaid (where applicable), addressed to such other party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and (except as otherwise provided in this Agreement) shall be effective upon receipt by the addressee.

        If to LIGAND:   LIGAND Pharmaceuticals Incorporated

                         9393 Towne Center Drive

                         San Diego, California 92121

                         Attention:  General Counsel

        If to SB: SmithKline Beecham plc

                      New Horizons Court

                      Brentford, Middlesex, TW8 9EP

                      England

                      Attention: Senior Vice President,
                                 Worldwide Business Development

                      copies to:

                        SmithKline Beecham Corporation

                        One Franklin Plaza (Mail Code FP1930)

                        P.O. Box 7929

                        Philadelphia, Pennsylvania 19101

                        U.S.A.

                        Attention: Senior Vice President,
                                   Worldwide Business Development

                        SmithKline Beecham Corporation

                        One Franklin Plaza

                        P.O. Box 7929

                        Philadelphia, Pennsylvania 19101, U.S.A.

                        Attention:  General Counsel-U.S.



        20.2 Applicable Law. The Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

        20.3 Entire Agreement. This Agreement and the concurrently executed Stock and Warrant Purchase Agreement and the accompanying Warrant, Ninth Addendum to the Amended Registration Rights Agreement and the Promissory Notes between LIGAND and SB to which LIGAND and SB are parties contain the entire understanding of the parties with respect to the subject matter hereof and shall supersede all express or implied agreements and understandings, either oral or written, heretofore made relating to the subject matter hereof. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by both parties hereto.

        20.4 Headings. The captions to the several Articles and Sections hereof are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

        20.5 Independent Contractors. It is expressly agreed that LIGAND and SB shall be independent contractors and that the relationship between the two parties shall not constitute a partnership, joint venture or agency. Neither LIGAND nor SB shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior consent of the party to do so.

        20.6 U.S. Export Laws and Regulations. Each party warrants and represents to the other that it does not intend to, nor will it knowingly export from the U.S.A. or reexport from any foreign country, or knowingly permit a THIRD PARTY to export or reexport technology or technical information of the other party, to a country where such export or reexport would be in violation of U.S. Export Administration Regulations.

        20.7 Waiver. The waiver by either party hereto of any right hereunder or the failure to perform or of a breach by the other party shall not be deemed a waiver of any other right hereunder or of any other breach or failure by said other party whether of a similar nature or otherwise.

        20.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.



SMITHKLINE BEECHAM plc                      LIGAND PHARMACEUTICALS
                                            INCORPORATED


By: /s/ J-P. Garnier                        By: /s/ William L. Respess
    -----------------------------               --------------------------------
    J-P. Garnier                                   William L. Respess



Title: Chief Operating Officer & President  Title: Senior Vice President,
                                                   General Counsel and Secretary



Date: March 17, 1998                        Date:   3/18/98

LEPTIN RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT

SMITHKLINE BEECHAM plc-LIGAND PHARMACEUTICALS INCORPORATED





                                   APPENDIX A





KEY TO ABBREVIATIONS

The following abbreviations are used in this Appendix A:

HTS            High Throughput Screen

JAK            Janus Kinase

STAT           Signal Transducer and Activator of Transcription



The main goal of this collaboration is to discover small molecules that can mimic or potentiate the effects of leptin through the use of screens that detect the activation of the signal transduction systems utilized by leptin.





A. SPECIFIC OBJECTIVES - SUMMARY





                                       ***


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


B. WORK TO BE PERFORMED BY LIGAND







                                       ***


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





                                       ***






C.  WORK TO BE DONE BY SB





                                       ***





D.  JOINT RESEARCH BETWEEN SB AND LIGAND







                                       ***



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


E.  LIGAND STAFFING  REQUIREMENTS:



The LIGAND staffing requirements anticipated for the *** are summarized in the following tables. Decisions about staffing allocation will be reviewed periodically by the LRC.





--------------------------------------------------------------------------------------------------------

                        ***      ***       ***       ***        ***        ***       ***       ***
LIGAND ACTIVITY
--------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                        ***      ***       ***       ***
***
--------------------------------------------------------------------------------------------------------
        ***                                                     ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------
        ***
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
***
--------------------------------------------------------------------------------------------------------
        ***
--------------------------------------------------------------------------------------------------------
               ***               ***       ***       ***
--------------------------------------------------------------------------------------------------------
               ***                                                ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------
***
--------------------------------------------------------------------------------------------------------
        ***               ***      ***       ***       ***
--------------------------------------------------------------------------------------------------------
        ***                                                       ***        ***       ***       ***
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
***                                                                          ***       ***       ***
--------------------------------------------------------------------------------------------------------
***                       ***      ***       ***       ***        ***        ***       ***       ***
========================================================================================================

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


================================================================================
                         TIMINGS TO COMPLETION FROM START OF COLLABORATION

--------------------------------------------------------------------------------
                                                       MONTHS

--------------------------------------------------------------------------------
                       ***                               ***

--------------------------------------------------------------------------------
                       ***                               ***

--------------------------------------------------------------------------------
                       ***                               ***

--------------------------------------------------------------------------------
                       ***                               ***
================================================================================





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



CRITICAL PATH FOR DISCOVERY OF SMALL MOLECULE MODULATORS OF LEPTIN ACTION

--------------------------------------------------------------------------------
                      LIGAND                           SB
                      ------                           --

--------------------------------------------------------------------------------
                                                       ***

--------------------------------------------------------------------------------
                        ***                            ***

--------------------------------------------------------------------------------
                        ***



--------------------------------------------------------------------------------


                        ***                            ***




--------------------------------------------------------------------------------



                        ***



--------------------------------------------------------------------------------


                        ***                            ***







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




--------------------------------------------------------------------------------


                        ***                     ***





--------------------------------------------------------------------------------
                                                ***

--------------------------------------------------------------------------------

                                                ***
--------------------------------------------------------------------------------





                                                                         Page 54

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


               LEPTIN RESEARCH, DEVELOPMENT AND LICENSE AGREEMENT
           SMITHKLINE BEECHAM plc-LIGAND PHARMACEUTICALS INCORPORATED

                                   APPENDIX B

                            LIGAND SOLE PATENT RIGHTS


        1)                                    ***




        2)                                    ***




        3)                                    ***





                                                                         Page 55

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